UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21494

Nuveen Floating Rate Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks high current income from portfolios of senior corporate loans.

Annual Report

July 31, 2012

Nuveen Senior
Income Fund

NSL

Nuveen Floating
Rate Income Fund

JFR

Nuveen Floating
Rate Income
Opportunity Fund

JRO

Nuveen Short
Duration Credit
Opportunities Fund

JSD

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Managers' Comments	5

Fund Leverage and Other Information	9

Common Share Distribution and Price Information	11

Performance Overviews	13

Report of Independent Registered Public Accounting Firm	17

Portfolios of Investments	18

Statement of Assets and Liabilities	51

Statement of Operations	52

Statement of Changes in Net Assets	53

Statement of Cash Flows	55

Financial Highlights	56

Notes to Financial Statements	60

Board Members & Officers	76

Annual Investment Management Agreement Approval Process	81

Reinvest Automatically, Easily and Conveniently	88

Glossary of Terms Used in this Report	89

Additional Fund Information	91

Chairman's
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates and announced on September 13, 2012 (after the close of this reporting period) another program of quantitative easing (QE3) to continue until mid-2015. Pre-election maneuvering has added to the already highly partisan atmosphere in Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
September 21, 2012

Nuveen Investments

Portfolio Managers' Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Senior Income Fund (NSL)
Nuveen Floating Rate Income Fund (JFR)
Nuveen Floating Rate Income Opportunity Fund (JRO)
Nuveen Short Duration Credit Opportunities Fund (JSD)

The Funds' investment portfolios are managed by Gunther Stein of Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments. Gunther, who is Symphony's chief investment officer, has more than 20 years of investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt. During March 2012, Scott Caraher was added as a co-portfolio manager for NSL, JFR and JRO.

JSD, which commenced operations on May 25, 2011, is also managed by Scott Caraher and Jenny Rhee. Scott and Jenny each have more than ten years of investment experience.

Here the team talks about the U.S. economic and equity market conditions and their management strategies, and the performance of the Funds for the twelve-month period ended July 31, 2012.

What factors affected the U.S. economic and equity market conditions during the twelve-month reporting period ending July 31, 2012?

During the reporting period, the U.S. economy's progress toward recovery from recession remained sluggish. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2012 meeting, the central bank affirmed its opinion that economic conditions would likely warrant keeping the rate at "exceptionally low levels" through mid-2015. The Fed also announced that it would extend its so-called Operation Twist program, whereby it is lengthening the average maturity of its holdings of U.S. Treasury securities, through the end of December 2012. The goals of this program are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed's mandates of maximum employment and price stability.

In the second quarter of 2012, the U.S. economy slowed to an annualized growth rate of 1.5%, according to initial estimates for U.S. gross domestic product (GDP). While this marked the twelfth consecutive quarter of positive growth, it was also a significant slowdown from the previous few quarters. The Consumer Price Index (CPI) rose 1.4% year-over-year as of July 2012, lower than the June figure of 1.7%, which was the

Nuveen Investments

lowest twelve-month rate of change since November 2010. Core CPI (which excludes food and energy) increased 2.1% during the period, remaining above the Fed's unofficial objective of 2.0% or lower for this inflation measure. However, the number was slightly below the 2.2% figure reported in June. Labor market conditions continued to be slow to improve, with the national unemployment rate registering 8.3% in July 2012. While this figure was down from 9.1% one year ago, the rate was still a slight uptick from June 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended June 2012 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor's (S&P)/ Case-Shiller Index of 20 major metropolitan areas rose 0.5%, marking the second consecutive month prices rose. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

Throughout the fiscal year period, fixed-income markets were buffeted by concerns about the tepid U.S. economic recovery combined with the ballooning U.S. federal deficit, the seemingly unending European debt crisis and a broader slowdown in global growth, especially emerging markets. These macro events caused the financial markets to fluctuate between embracing risk and shunning risk several times during the period. In late summer of 2011, the markets experienced a massive flight to quality, leading U.S. Treasuries to outperform all risk assets, particularly equities, high yield and investment-grade corporate bonds. However, late fall brought about a renewed appetite for risk as the European crisis appeared to be on the mend and U.S. economic indicators strengthened. Risk premiums on non-government bonds contracted and asset classes such as high-yield corporates, emerging market debt and commercial mortgage-backed securities substantially outperformed Treasuries. In the final months of the reporting period, however, the situation reversed once again as a broad slowdown in global growth together with renewed political discord and sovereign funding pressures in Europe cast a malaise over the markets. Not surprisingly, risk premiums on non-government bonds, including high yield bonds, widened once again as U.S. Treasuries renewed their perceived safe haven status, outperforming other riskier asset classes.

During the reporting period, the senior loan and high yield asset classes saw positive returns as both fundamentals and the technical environment remained favorable. Mutual funds and similar vehicles had steady inflows. The one exception during the reporting period was in mid-May when general market volatility related to problems in the Eurozone and the U.S. fiscal crisis led to higher risk premiums on non-government bonds. This negatively impacted high yield corporate bonds. However, overall flows into senior loan and high yield mutual funds continued to be strong.

What key strategies were used to manage the Funds during the twelve-month period ended July 31, 2012?

NSL, JFR and JRO have similar investment objectives and strategies. Each Fund is designed to seek a high level of current income by investing primarily in a portfolio of adjustable rate, senior secured corporate loans. The Funds also may invest in unsecured

Nuveen Investments

senior loans, other debt securities, and equity securities and warrants acquired in connection with an investment in senior loans. A significant portion of each Fund's assets may be invested in instruments that, at the time of investment, are rated below investment grade or are unrated but judged by Symphony to be of comparable quality.

JSD seeks to provide current income and the potential for capital appreciation. In seeking to achieve this, the Fund invests primarily in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. The Fund may also make limited tactical investments in other types of debt instruments and may enter into tactical short positions consisting primarily of high yield debt. Through these investments, the Fund seeks to capitalize on the credit spread opportunity (as measured by the difference in yield between below investment grade instruments and high grade benchmarks) that often prevails through all phases of the interest rate cycle, and to offer the opportunity for additional income if interest rates are rising.

In many cases, we felt that weakness in May 2012 created opportunity within the loan market. Companies continued to be in overall good health with default rates for loans below 2%. Weakness was seen in very specific areas, such as markets related to natural gas or in businesses with company specific issues. While many issuers in the senior loan market are rated below investment grade, senior loans are senior in the capital structure of the issuer and are secured by a lien on assets. In many cases, these are tangible assets. During the period, the Funds' capital was deployed into assets which offer high current income and yield, while also offering the potential for upside appreciation as many of these assets trade at a discount to par value. Fundamentally, we continued to feel that many of these companies have stable businesses, good asset coverage for senior debt holders and can perform well in a stable to slow-growth environment.

How did the Funds perform over this twelve-month period?

The performance of the Funds, as well as the performance of comparative market indexes, is presented in the accompanying table.

Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*  NSL's since inception return is from 10/26/99. JFR's since inception return is from 3/25/04. JRO's since inception return is from 7/27/04. JSD's since inception return is from 5/25/11.

**  Refer to the Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

Average Annual Total Returns on Common Share Net Asset Value

For periods ended 7/31/12

Fund	1-Year	5-Year	10-Year	Since Inception*
NSL	7.34%	5.72%	7.46%	5.96%
Barclays U.S. Aggregate Bond Index**	7.20%	6.88%	5.63%	6.43%
CSFB Leveraged Loan Index**	4.16%	4.43%	5.36%	4.81%
JFR	6.91%	5.42%	N/A	4.93%
Barclays U.S. Aggregate Bond Index**	7.20%	6.88%	5.63%	5.28%
CSFB Leveraged Loan Index**	4.16%	4.43%	5.36%	4.69%
JRO	8.03%	6.23%	N/A	5.57%
Barclays U.S. Aggregate Bond Index**	7.20%	6.88%	5.63%	5.84%
CSFB Leveraged Loan Index**	4.16%	4.43%	5.36%	4.67%
JSD	9.96%	N/A	N/A	8.78%
Barclays U.S. Aggregate Bond Index**	7.20%	6.88%	5.63%	7.56%
CSFB Leveraged Loan Index**	4.16%	4.43%	5.36%	3.44%

For the twelve-month period ending July 31, 2012, NSL, JRO and JSD outperformed the CSFB Leveraged Loan Index and the Barclays U.S. Aggregate Bond Index. JFR underperformed the Barclays U.S. Aggregate Bond Index, but outperformed the CSFB Leveraged Loan Index.

For NSL, JFR and JRO, our position in Univision Communications, Inc., Extended First-Lien Term Loan performed well during the reporting period. The market was generally positive for large liquid names such as Univision. In addition, Univision recently announced a senior secured bond deal to repay the loan. Performing well for all four funds were the First Data Corporation, Non-Extended B-1 and B-2 Term Loans, which also recently announced a pay down of its loans that will be financed with a senior secured bond deal. First Data also announced earnings during the period, which were viewed favorably versus consensus expectations.

The Funds were hurt by positions in Frac Tech International's Term Loan. The company services the natural gas exploration and production business. Frac Tech has been hurt by pricing pressure within the natural gas and exploration sector. This is compounded by the effects the pricing pressure has had on the company's clients. Also detracting from performance was exposure to Travelport. The company was put on negative watch by Moody's during the period as economic challenges have put pricing pressure on global travel.

In addition to the holdings mentioned previously, JSD benefited from short exposure to issuers such as Best Buy Co., Inc. and J.C. Penney Company, Inc. Both companies have had fundamental issues, which have caused the bonds to sell-off. JSD benefited from the sell-off.

JSD also continued to invest in credit default swaps, which were used to provide a benefit if particular bonds' credit quality worsened. The Fund does not hold other securities issued by the issuers referenced under these credit default swap contracts. These contracts had a mildly positive effect on performance during the period as credit strengthened.

Nuveen Investments

Fund Leverage
and Other Information

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value (NAV) and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage had a positive impact on the performance of the Funds over this reporting period. During the period, the Funds continued to invest in interest rate swap contracts to partially fix the interest cost of their leverage. This had a mildly negative effect on performance during the period as the interest rate swaps had negative cash flow accruals for the period and unrealized losses from a decline in interest rates.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Funds' use of leverage creates the possibility of higher volatility for the Funds' per share NAV, market price, and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or

Nuveen Investments

negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that a Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Non-Investment Grade or Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for a Fund, the manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the manager is not the equivalent of a rating by a rating agency.

Senior Loan Risk. Senior loans, both secured and unsecured, may not be rated by a national rating agency at the time of investment, generally will not be registered with the Securities and Exchange Commission (SEC) and generally will not be listed on a securities exchange. In addition, the amount of public information available with respect to senior loans generally is less extensive than that available for more widely rated, registered and exchange-listed securities.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which a Fund may invest will be unsecured, thereby increasing the risk of loss to the Fund in the event of Issuer default. Other adjustable rate loans may be secured by specific collateral, but there can be no assurance that liquidating this collateral would satisfy a borrower's obligation to the Fund in the event of borrower default, or that such collateral could be readily liquidated under such circumstances.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Common Share Distribution and
Price Information

Distribution Information

The following information regarding the Funds' distributions is current as of July 31, 2012, and will likely vary over time based on each Fund's investment activity and portfolio investment value changes.

During the twelve-month reporting period, NSL and JSD had two monthly distribution increases, while JFR and JRO received three monthly dividend increases.

The Funds employ leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders' net asset value (NAV) per share in response to changing market conditions.

During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2012, all four Funds had positive UNII balances for both tax and financial reporting purposes.

Common Share Repurchases

As of July 31, 2012, and since the inception of the Funds' repurchase programs, JFR and JRO have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds' repurchase programs, NSL and JSD have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
JFR	147,593	0.3%
JRO	19,400	0.1%

During the current reporting period, JFR and JRO did not repurchase any of their outstanding common shares.

Common Share Shelf Equity Programs

NSL, JFR and JRO have filed registration statements with the SEC authorizing the Funds to issue 2.9 million, 4.7 million and 2.8 million common shares, respectively, through a shelf offering. Under these equity shelf programs, the Funds, subject to

Nuveen Investments

market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund's NAV per common share.

As of July 31, 2012, NSL, JFR and JRO had cumulatively sold 2.9 million, 851,441 and 2.8 million common shares, respectively, through their shelf equity programs.

During the twelve-month reporting period, NSL, JFR and JRO sold common shares through their shelf equity programs at a weighted average premium to NAV per common share as shown in the accompanying table.

Fund	Common Shares Sold through Shelf Offering	Weighted Average Premium to NAV Per Common Share Sold
NSL	759,751	1.69%
JFR	54,809	1.14%
JRO	731,647	1.53%

On August 17, 2012 (subsequent to the close of this reporting period), NSL and JRO filed registration statements with the SEC authorizing the Funds to issue an additional 3.2 million and 3.1 million shares, respectively, through their shelf offerings.

Common Share Price Information

As of July 31, 2012, and during the twelve-month reporting period, the Funds were trading at (+) premiums/(-) discounts to their common share NAVs as shown in the accompanying table.

Fund	7/31/12 (+) Premium/(-) Discount	Twelve-Month Average (-) Discount
NSL	(+)3.11%	(-	)0.53%
JFR	(-)0.76%	(-	)3.50%
JRO	(+)2.11%	(-	)1.28%
JSD	(+)0.26%	(-	)3.56%

Nuveen Investments

NSL

Performance

OVERVIEW

Nuveen Senior Income Fund

  as of July 31, 2012

Portfolio Allocation (as a % of total investments)1,2

2011-2012 Monthly Dividends Per Common Share3

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Excluding investments in derivatives.

2  Holdings are subject to change.

3  The Fund paid shareholders a non-recurring supplemental taxable distribution in December 2011 of $0.0238 per share.

Fund Snapshot

Common Share Price	$7.29
Common Share Net Asset Value (NAV)	$7.07
Premium/(Discount) to NAV	3.11%
Latest Dividend	$0.0455
Market Yield	7.49%
Net Assets Applicable to Common Shares ($000)	$231,866

Leverage

Regulatory Leverage	30.13%
Effective Leverage	30.13%

Average Annual Total Returns

(Inception 10/26/99)

	On Share Price	On NAV
1-Year	12.78%	7.34%
5-Year	6.53%	5.72%
10-Year	8.20%	7.46%

Portfolio Composition

(as a % of total investments)1,2

Health Care Providers & Services	11.5%
Media	9.5%
Software	8.8%
Pharmaceuticals	7.7%
Hotels, Restaurants & Leisure	4.3%
Oil, Gas & Consumable Fuels	3.8%
Food Products	3.5%
IT Services	3.3%
Diversified Telecommunication Services	3.2%
Health Care Equipment & Supplies	3.1%
Specialty Retail	3.0%
Internet Software & Services	2.9%
Communications Equipment	2.6%
Biotechnology	2.5%
Real Estate Management & Development	2.0%
Paper & Forest Products	2.0%
Distributors	1.8%
Consumer Finance	1.7%
Building Products	1.4%
Short-Term Investments	2.2%
Other	19.2%

Top Five Issuers

(as a % of total long-term investments)1,2

Lawson Software Inc.	2.4%
U.S. Foodservice, Inc.	2.1%
HD Supply Inc.	1.9%
Bausch & Lomb, Inc.	1.8%
Kinetic Concepts, Inc.	1.5%

Nuveen Investments

Fund Snapshot

Common Share Price	$11.78
Common Share Net Asset Value (NAV)	$11.87
Premium/(Discount) to NAV	-0.76%
Latest Dividend	$0.0735
Market Yield	7.49%
Net Assets Applicable to Common Shares ($000)	$572,118

Leverage

Regulatory Leverage	30.34%
Effective Leverage	30.34%

Average Annual Total Returns

(Inception 3/25/04)

	On Share Price	On NAV
1-Year	12.43%	6.91%
5-Year	6.12%	5.42%
Since Inception	4.68%	4.93%

Portfolio Composition

(as a % of total investments)1,2

Health Care Providers & Services	11.1%
Media	9.9%
Software	7.7%
Pharmaceuticals	5.3%
IT Services	3.4%
Food Products	3.4%
Oil, Gas & Consumable Fuels	3.3%
Hotels, Restaurants & Leisure	3.3%
Specialty Retail	3.2%
Communications Equipment	3.0%
Real Estate Management & Development	2.4%
Health Care Equipment & Supplies	2.3%
Diversified Telecommunication Services	2.3%
Biotechnology	2.2%
Building Products	2.1%
Internet Software & Services	2.0%
Wireless Telecommunication Services	2.0%
Containers & Packaging	1.9%
Auto Components	1.8%
Chemicals	1.7%
Consumer Finance	1.6%
Asset-Backed Securities	2.4%
Investment Companies	1.5%
Short-Term Investments	1.7%
Other	18.5%

Top Five Issuers

(as a % of total long-term investments)1,2

Univision Communications, Inc.,	2.7%
U.S. Foodservice, Inc.	2.1%
Lawson Software Inc.	1.9%
Federal Mogul Corporation	1.9%
Reynolds Group Holdings, Inc.	1.8%

JFR

Performance

OVERVIEW

Nuveen Floating Rate Income
Fund

  as of July 31, 2012

Portfolio Allocation (as a % of total investments)1,2

2011-2012 Monthly Dividends Per Common Share3

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Excluding investments in derivatives.

2  Holdings are subject to change.

3  The Fund paid shareholders a non-recurring supplemental taxable distribution in December 2011 of $0.1487 per share.

Nuveen Investments

JRO

Performance

OVERVIEW

Nuveen Floating Rate Income Opportunity Fund

  as of July 31, 2012

Portfolio Allocation (as a % of total investments)1,2

2011-2012 Monthly Dividends Per Common Share3

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Excluding investments in derivatives.

2  Holdings are subject to change.

3  The Fund paid shareholders a non-recurring supplemental taxable distribution in December 2011 of $0.1458 per share.

Fund Snapshot

Common Share Price	$12.09
Common Share Net Asset Value (NAV)	$11.84
Premium/(Discount) to NAV	2.11%
Latest Dividend	$0.0775
Market Yield	7.69%
Net Assets Applicable to Common Shares ($000)	$369,939

Leverage

Regulatory Leverage	30.18%
Effective Leverage	30.18%

Average Annual Total Returns

(Inception 7/27/04)

	On Share Price	On NAV
1-Year	15.20%	8.03%
5-Year	7.33%	6.23%
Since Inception	5.66%	5.57%

Portfolio Composition

(as a % of total investments)1,2

Media	10.7%
Health Care Providers & Services	10.2%
Software	8.6%
Pharmaceuticals	5.5%
IT Services	3.6%
Oil, Gas & Consumable Fuels	3.6%
Internet Software & Services	3.5%
Diversified Telecommunication Services	3.1%
Food Products	2.9%
Health Care Equipment & Supplies	2.9%
Hotels, Restaurants & Leisure	2.7%
Communications Equipment	2.6%
Biotechnology	2.5%
Real Estate Management & Development	2.4%
Specialty Retail	2.3%
Auto Components	2.2%
Wireless Telecommunication Services	2.1%
Containers & Packaging	1.9%
Consumer Finance	1.5%
Paper & Forest Products	1.5%
Asset-Backed Securities	3.0%
Short-Term Investments	1.7%
Other	19.0%

Top Five Issuers

(as a % of total long-term investments)1,2

Federal-Mogul Corporation	2.3%
Lawson Software Inc.	2.1%
U.S. Foodservice, Inc.	2.1%
Univision Communications, Inc.	2.0%
Reynolds Group Holdings, Inc.	1.8%

Nuveen Investments

Fund Snapshot

Common Share Price	$19.54
Common Share Net Asset Value (NAV)	$19.49
Premium/(Discount) to NAV	0.26%
Latest Dividend	$0.1245
Market Yield	7.65%
Net Assets Applicable to Common Shares ($000)	$195,165

Leverage

Regulatory Leverage	30.34%
Effective Leverage	30.34%

Average Annual Total Returns

(Inception 5/25/11)

	On Share Price	On NAV
1-Year	14.77%	9.96%
Since Inception	5.10%	8.78%

Portfolio Composition

(as a % of total investments)1,2

Health Care Providers & Services	14.4%
Software	9.3%
Media	6.4%
Pharmaceuticals	6.2%
Oil, Gas & Consumable Fuels	4.0%
Internet Software & Services	3.8%
Hotels, Restaurants & Leisure	3.7%
IT Services	3.5%
Commercial Services & Supplies	3.0%
Communications Equipment	2.9%
Biotechnology	2.8%
Health Care Equipment & Supplies	2.8%
Diversified Telecommunication Services	2.7%
Consumer Finance	2.5%
Industrial Conglomerates	2.3%
Specialty Retail	2.2%
Leisure Equipment & Products	2.2%
Household Products	2.1%
Containers & Packaging	2.1%
Real Estate Investment Trust	1.9%
Chemicals	1.9%
Real Estate Management & Development	1.8%
Short-Term Investments	3.8%
Other	11.7%

Top Five Issuers

(as a % of total long-term investments)1,2

Spectrum Brands, Inc.	2.2%
HCA, Inc.	1.6%
Attachmate Corporation	1.5%
Infor Global Solutions Intermediate Holdings, Ltd.	1.4%
Kinetic Concepts, Inc.	1.3%

JSD

Performance

OVERVIEW

Short Duration Credit Opportunities Fund

  as of July 31, 2012

Portfolio Allocation (as a % of total investments)1,2

2011-2012 Monthly Dividends Per Common Share

Share Price Performance — Weekly Closing Price

  Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund's Performance Overview page.

1  Excluding investments in derivatives.

2  Holdings are subject to change.

Nuveen Investments

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Senior Income Fund
Nuveen Floating Rate Income Fund
Nuveen Floating Rate Income Opportunity Fund
Nuveen Short Duration Credit Opportunities Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, and Nuveen Short Duration Credit Opportunities Fund (the "Funds") as of July 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Senior Income Fund, Nuveen Floating Rate Income Fund, Nuveen Floating Rate Income Opportunity Fund, and Nuveen Short Duration Credit Opportunities Fund at July 31, 2012, and the results of their operations and their cash flows for the year then ended, and the changes in their net assets, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 27, 2012

Nuveen Investments

NSL

Nuveen Senior Income Fund

Portfolio of INVESTMENTS

  July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 127.1% (87.4% of Total Investments) (4)
	Aerospace & Defense – 0.3% (0.2% of Total Investments)
$408	DAE Aviation Holdings, Inc., Term Loan B-1	5.450%	7/31/14	B	$408,120
388	DAE Aviation Holdings, Inc., Term Loan B-2	5.450%	7/31/14	B	388,475
796	Total Aerospace & Defense				796,595
	Airlines – 1.5% (1.0% of Total Investments)
990	Delta Air Lines, Inc., Revolving Loan, Delayed Draw, (5)	0.750%	3/28/13	Ba2	976,148
2,465	UAL Corporation, Term Loan B	2.250%	2/01/14	BB-	2,421,999
3,455	Total Airlines				3,398,147
	Auto Components – 1.9% (1.3% of Total Investments)
1,528	Federal-Mogul Corporation, Revolver	2.187%	12/28/15	Ba3	1,456,246
2,993	Federal-Mogul Corporation, Term Loan B	2.179%	12/29/14	Ba3	2,853,471
4,521	Total Auto Components				4,309,717
	Biotechnology – 3.7% (2.5% of Total Investments)
1,244	Alkermes, Inc., Term Loan B	6.750%	9/16/17	BB	1,260,852
667	Alkermes, Inc., Term Loan, Second Lien	9.500%	9/16/18	B	685,835
3,991	Carestream Health Inc, Term Loan B	5.000%	2/25/17	BB-	3,868,550
1,000	Explorer Holdings, Inc., Term Loan, First Lien	8.000%	6/29/18	B+	972,500
1,779	Grifols SA, Term Loan	4.500%	6/01/17	BB	1,780,893
8,681	Total Biotechnology				8,568,630
	Building Products – 0.9% (0.6% of Total Investments)
863	Goodman Global Holdings, Term Loan B	5.750%	10/28/16	B+	866,027
1,273	Goodman Global Inc., Second Lien, Term Loan	9.000%	10/28/17	B-	1,295,000
2,136	Total Building Products				2,161,027
	Capital Markets – 0.4% (0.3% of Total Investments)
663	BNY ConvergEX Group LLC, Term Loan B	5.250%	12/19/16	B+	626,374
291	BNY ConvergEX Group LLC, Term Loan B	5.250%	12/19/16	B+	275,132
954	Total Capital Markets				901,506
	Chemicals – 1.8% (1.3% of Total Investments)
1,496	Ineos US Finance LLC, Term Loan B	6.500%	5/04/18	B+	1,469,264
1,448	Styron Corporation, Term Loan B, DD1	6.000%	8/02/17	B+	1,351,980
1,458	Univar, Inc., Term Loan B	5.000%	6/30/17	B+	1,450,963
4,402	Total Chemicals				4,272,207
	Commercial Banks – 0.4% (0.3% of Total Investments)
990	SourceCorp, First Lien, Term Loan	6.625%	4/28/17	BB-	957,000
	Commercial Services & Supplies – 1.7% (1.2% of Total Investments)
1,000	Booz Allen & Hamilton Inc., Term Loan B, WI/DD	TBD	TBD	BB	1,002,500
1,149	Brickman Group Holdings Inc., Term Loan B	5.500%	10/14/16	B+	1,153,394
1,077	Ceridian Corporation, US Term Loan	3.249%	11/09/14	B1	1,063,528
250	FR Brand Acquistion Corporation, Term Loan	3.734%	2/07/14	B2	236,875
499	Houghton Mifflin Company, DIP Term Loan B	7.250%	11/22/13	N/R	499,373
3,975	Total Commercial Services & Supplies				3,955,670

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Communications Equipment – 2.7% (1.9% of Total Investments)
$3,832	Avaya Inc., Term Loan B1	3.217%	10/27/14	B1	$3,560,916
998	Genesys Telecommunications Laboratories Inc., Term Loan B	6.750%	1/31/19	BB-	1,004,981
1,010	Intelsat, Tranche B, Term Loan B	5.250%	4/02/18	BB-	1,013,334
701	Presidio, Inc., Term Loan	7.250%	3/31/17	Ba3	706,880
6,541	Total Communications Equipment				6,286,111
	Consumer Finance – 2.5% (1.7% of Total Investments)
1,500	Residential Capital LLC, DIP Term Loan A1	5.000%	11/18/13	BB	1,515,000
2,620	Royalty Pharma Finance Trust, Term Loan	4.000%	11/09/18	Baa2	2,620,624
1,625	Springleaf Finance Corporation, Term Loan	5.500%	5/10/17	B3	1,552,553
5,745	Total Consumer Finance				5,688,177
	Containers & Packaging – 1.9% (1.3% of Total Investments)
3,756	Reynolds Group Escrow, Term Loan	6.500%	8/09/18	BB-	3,803,849
691	Reynolds Group, Term Loan D	6.500%	2/09/18	BB	698,762
4,447	Total Containers & Packaging				4,502,611
	Distributors – 2.2% (1.5% of Total Investments)
5,000	HD Supply Inc., Term Loan B	7.250%	10/12/17	B+	5,118,750
	Diversified Consumer Services – 0.8% (0.6% of Total Investments)
1,975	Laureate Education, Inc., Delayed Term Loan	5.250%	6/15/18	B1	1,900,937
	Diversified Financial Services – 1.2% (0.8% of Total Investments)
1,383	FoxCo Acquisition LLC, Term Loan B	4.750%	7/14/15	BB	1,384,245
1,600	Harland Clarke Holdings Corporation, Tranche B, Term Loan, WI/DD	TBD	TBD	B+	1,448,667
2,983	Total Diversified Financial Services				2,832,912
	Diversified Telecommunication Services – 4.2% (2.9% of Total Investments)
2,000	CCO Holdings LLC, Third Lien, Term Loan	2.746%	3/06/14	BB+	1,995,500
2,000	Intelsat, Term Loan	2.746%	2/01/14	B	1,973,500
2,267	Level 3 Financing, Inc., Term Loan	2.647%	3/13/14	Ba3	2,262,063
3,500	Zayo Group, LLC, Term Loan, DD1	7.125%	7/02/19	B1	3,552,500
9,767	Total Diversified Telecommunication Services				9,783,563
	Electric Utilities – 0.2% (0.2% of Total Investments)
854	TXU Corporation, Term Loan B-2	3.746%	10/10/14	B2	567,395
	Electrical Equipment – 0.3% (0.2% of Total Investments)
593	Sensus Metering Systems Inc, First Lien, Term Loan	4.750%	5/09/17	Ba3	592,870
	Electronic Equipment & Instruments – 0.7% (0.5% of Total Investments)
1,985	Smart Modular Technologies, Term Loan B	8.250%	8/26/17	B+	1,607,850
	Food & Staples Retailing – 0.8% (0.5% of Total Investments)
1,800	Wendy's/Arby's Restaraunts LLC, Term Loan B	4.750%	5/15/19	Ba2	1,803,562
	Food Products – 5.1% (3.5% of Total Investments)
1,000	Ferrara Candy Company, Term Loan B	7.500%	6/18/18	B	1,003,125
1,727	Michael Foods, Term Loan	4.250%	2/25/18	B+	1,727,323
1,965	Pierre Foods Inc., Term Loan	7.000%	9/30/16	B+	1,976,360
7,315	US Foodservice, Term Loan B	5.750%	3/31/17	B-	7,006,450
12,007	Total Food Products				11,713,258
	Health Care Equipment & Supplies – 3.3% (2.3% of Total Investments)
225	Fenwal Inc., Delayed Draw, Term Loan	2.717%	2/28/14	B+	224,041
714	Fenwal Inc., Term Loan	2.717%	2/28/14	B+	710,895

Nuveen Investments

NSL

Nuveen Senior Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Equipment & Supplies (continued)
$1,750	Hologic Incorporated, Senior Loan, WI/DD	TBD	TBD	BBB-	$1,762,761
4,975	Kinetic Concepts, Inc., Term Loan B	7.000%	5/04/18	Ba2	5,054,600
7,664	Total Health Care Equipment & Supplies				7,752,297
	Health Care Providers & Services – 14.5% (9.9% of Total Investments)
1,450	Ardent Medical Services Inc., First Lien, Term Loan	6.500%	9/15/15	B1	1,453,752
264	Community Health Systems, Inc., Term Loan B	2.577%	7/25/14	BB	263,377
3,615	Emdeon Business Services Loan	5.000%	11/02/18	BB-	3,629,878
2,135	Gentiva, Term Loan B	6.500%	8/17/16	B1	1,991,046
3,563	Golden Gate National Senior Care LLC, Term Loan	5.000%	5/04/18	B+	3,440,657
256	HCA, Term Loan B	3.711%	3/31/17	BB	252,441
597	Health Management Associates, Inc., Term Loan	4.500%	11/16/18	BB-	598,015
1,815	Kindred Healthcare Inc., Term Loan	5.250%	6/01/18	Ba3	1,749,963
933	LHP Operations Company LLC, Term Loan B	9.000%	6/29/18	B	938,000
3,271	LifeCare Holdings Inc, Term Loan B	8.206%	2/01/16	N/R	2,878,239
817	MultiPlan, Inc., Term Loan	4.750%	8/26/17	Ba3	815,907
1,481	National Mentor Inc., Term Loan B	7.000%	2/09/17	B+	1,466,438
2,477	Select Medical Holdings Corporation, Term Loan B	5.500%	6/01/18	BB	2,439,552
2,000	Sheridan Holdings, Inc., Term Loan, First Lien	6.000%	7/01/18	B+	2,000,626
1,000	Sheridan Holdings, Inc., Term Loan, Second Lien	9.000%	7/01/19	B-	1,008,750
1,067	Skilled Healthcare Group, Term Loan B	6.750%	4/09/16	B1	1,064,452
1,098	Sun Healthcare Group, Inc., Term Loan	8.750%	10/18/16	Ba1	1,094,347
3,150	Truven Health Analytics, Term Loan	6.750%	6/06/19	Ba3	3,163,781
1,732	Universal Health Services, Term Loan B	3.750%	11/15/16	BB+	1,734,377
1,543	Vanguard Health Systems Inc., Term Loan B	5.000%	1/29/16	Ba2	1,540,425
34,264	Total Health Care Providers & Services				33,524,023
	Health Care Technology – 0.1% (0.1% of Total Investments)
300	Fenwal Inc., Second Lien, Term Loan	5.717%	8/28/14	B	299,359
	Hotels, Restaurants & Leisure – 6.0% (4.1% of Total Investments)
1,960	24 Hour Fitness Worldwide Inc., Term Loan B	7.500%	4/22/16	Ba3	1,972,863
1,788	Caesars Entertainment Corporation, Term Loan B6	5.496%	1/28/18	B	1,579,922
243	Caesars Octavius, Term Loan B	9.250%	4/25/17	B	237,660
3,255	CCM Merger Inc.	6.000%	3/01/17	B+	3,239,126
977	Dunkin Brands, Term Loan B	4.000%	11/23/17	B	973,957
1,995	Landry's Restaurants Inc., Term Loan B	6.500%	4/24/18	B+	2,004,135
1,058	Orbitz Worldwide, Inc., Term Loan	3.246%	7/25/14	B+	1,018,652
205	OSI Restaurant Partners, Inc., Term Loan	2.499%	6/14/13	BB-	202,737
1,731	OSI Restaurant Partners, Inc., Term Loan	2.563%	6/14/14	BB-	1,715,357
1,018	Seaworld Parks and Entertainment, Term Loan B	4.000%	8/17/17	BB-	1,017,127
14,230	Total Hotels, Restaurants & Leisure				13,961,536
	Household Products – 0.9% (0.6% of Total Investments)
2,173	Spectrum Brands, Term Loan	5.000%	6/17/16	B1	2,183,986
	Industrial Conglomerates – 0.3% (0.2% of Total Investments)
660	Eagle Parent Inc., First Lien, Term Loan	5.000%	5/16/18	Ba3	657,030
	Internet & Catalog Retail – 0.4% (0.2% of Total Investments)
825	Burlington Coat Factory Warehouse Corporation, Term Loan	5.500%	2/23/17	B	823,911
	Internet Software & Services – 4.2% (2.9% of Total Investments)
2,200	Go Daddy Group Inc, First Lien, Term Loan	5.500%	12/17/18	Ba3	2,178,041
1,428	Open Solutions Inc., Term Loan	2.575%	1/23/14	B+	1,366,805
1,442	Sabre, Inc., Term Loan	5.996%	9/30/17	B1	1,412,038
1,955	SkillSoft PLC, Term Loan	6.500%	5/26/17	BB-	1,973,375
2,905	WebCom Group Inc., First Lien	7.000%	10/27/17	Ba3	2,888,659
9,930	Total Internet Software & Services				9,818,918

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	IT Services – 4.3% (3.0% of Total Investments)
$3,578	First Data Corporation, Term Loan B-1	5.247%	3/24/17	B+	$3,472,098
3,225	Frac Tech INternational LLC, Term Loan B, DD1	6.250%	5/06/16	B+	2,797,649
863	Sabre, Inc., Term Loan	5.996%	12/29/17	B1	844,614
447	SRA International Inc., Term Loan B	6.500%	7/20/18	B1	429,150
1,320	Virtu Financial LLC, First Lien, Term Loan	7.500%	7/08/16	Ba1	1,331,911
1,154	Webcom Inc., Term Loan, Second Lien	11.000%	10/27/18	B3	1,188,432
10,587	Total IT Services				10,063,854
	Leisure Equipment & Products – 1.9% (1.3% of Total Investments)
1,990	Academy Limited, Term Loan	6.000%	8/03/18	B	2,003,689
715	Eastman Kodak, DIP Term Loan	8.500%	7/20/13	B1	714,625
1,660	Wembley PLC, Term Loan B	8.500%	11/05/15	BB	1,670,969
4,365	Total Leisure Equipment & Products				4,389,283
	Machinery – 0.5% (0.4% of Total Investments)
1,194	Rexnord Corporation, Replacement Term Loan	5.000%	4/01/18	BB	1,203,522
	Media – 11.5% (7.9% of Total Investments)
1,133	Atlantic Broadband Finance LLC, Second Lien, Term Loan	9.750%	10/04/19	B-	1,190,001
2,188	Cengage Learning Inc., Term Loan B	5.750%	7/04/17	B+	1,893,683
2,494	Cequel Communications LLC., Term Loan B	4.000%	2/14/19	Ba2	2,472,124
1,995	Charter Communications Operating, LLC, Term Loan B	4.000%	5/15/19	BB+	1,995,636
1,989	Cumulus Media, Inc., Term Loan B	5.750%	9/17/18	Ba2	2,002,873
1,000	Cumulus Media, Inc., Term Loan B	7.500%	3/18/19	B2	1,010,000
381	Emmis Communications, Term Loan	4.460%	11/01/13	B2	369,372
1,451	Gray Television, Inc., Term Loan B	3.750%	12/31/14	B+	1,441,514
862	Idearc, Inc., Term Loan	11.000%	12/31/15	Caa3	505,525
572	Interactive Data, Term Loan B	4.500%	2/11/18	Ba3	572,874
1,881	Radio One Inc., First Lien, Term Loan B	7.500%	2/14/17	B+	1,861,729
910	Tribune Company, Term Loan B, (6)	0.000%	6/04/14	Ca	666,130
4,890	Univision Communications, Inc., Term Loan	4.496%	3/31/17	B+	4,698,379
1,714	UPC Financing Partnership, Term Loan AB	4.750%	12/31/17	Ba3	1,718,572
3,740	WideOpenWest Finance LLC, Term Loan B, DD1	6.250%	7/12/18	B1	3,721,300
1,793	Yell Group PLC, Term Loan	3.996%	7/31/14	N/R	499,463
28,993	Total Media				26,619,175
	Multiline Retail – 0.8% (0.5% of Total Investments)
848	99 Cents Only Stores, Term Loan B1	5.250%	1/11/19	B+	851,817
933	Bass Pro Group, Term Loan B	5.250%	6/13/17	BB-	940,459
1,781	Total Multiline Retail				1,792,276
	Oil, Gas & Consumable Fuels – 5.6% (3.8% of Total Investments)
2,622	Alon USA Energy Inc., First Lien Term Loan	2.496%	8/05/13	B+	2,569,342
328	Alon USA Energy Inc., First Lien Term Loan	2.496%	8/05/13	B+	321,179
500	Brand Energy & Infrastructure Services, Inc., Term Loan B	2.500%	2/07/14	B	470,834
1,984	CCS Corporation, Term Loan B	3.246%	11/14/14	B	1,948,448
995	CCS Corproation, Delayed Draw, Term Loan	3.246%	11/14/14	B	976,853
1,000	Crestwood Holdings LLC, Term Loan B	9.750%	3/26/18	CCC+	1,013,333
3,300	Energy Transfer Equity LP, Term Loan B	3.750%	3/23/17	BB	3,258,750
1,250	EP Energy LLC, Term Loan B	6.500%	5/24/18	BB-	1,268,360
1,100	Gibson Energy Inc., First Lien, Term Loan	4.750%	5/18/18	BB-	1,106,896
13,079	Total Oil, Gas & Consumable Fuels				12,933,995
	Paper & Forest Products – 2.6% (1.8% of Total Investments)
2,731	Newark Group, DIP Term Loan	12.500%	3/31/14	Caa1	2,594,863
3,608	Wilton Products, Term Loan	3.500%	8/01/14	N/R	3,391,321
6,339	Total Paper & Forest Products				5,986,184

Nuveen Investments

NSL

Nuveen Senior Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Personal Products – 1.2% (0.8% of Total Investments)
$721	NBTY Inc, Term Loan B	4.250%	10/01/17	BB-	$721,853
1,428	Prestige Brands, Inc., Term Loan	5.267%	1/27/19	BB-	1,441,270
715	Revlon Consumer Products Corporation, Term Loan	4.750%	11/19/17	BB-	713,883
2,864	Total Personal Products				2,877,006
	Pharmaceuticals – 9.2% (6.3% of Total Investments)
1,000	Bausch & Lomb, Delayed Term Loan, (5)	2.594%	11/10/15	B+	1,002,500
5,000	Bausch & Lomb, Term Loan	5.250%	5/17/19	B+	5,010,625
1,084	Convatec Healthcare, Term Loan B	5.750%	12/30/16	Ba3	1,085,180
275	Graceway Pharmaceuticals, Term Loan, Second Lien, (6)	0.000%	5/03/12	N/R	303,006
2,000	Graceway Pharmaceuticals, Term Loan, Second Lien, (6)	0.000%	5/03/13	N/R	60,000
2,985	Pharmaceutical Product Development Inc., Term Loan	6.250%	12/05/18	BB-	3,025,423
2,376	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	2,381,182
1,496	Valeant Pharmaceuticals International, Term Loan B	4.750%	2/01/19	BBB-	1,501,250
2,250	Valeant Pharmaceuticals International, Term Loan B	4.750%	2/13/19	BBB-	2,259,562
2,098	Warner Chilcott PLC, Term Loan B1	4.250%	3/17/18	BBB-	2,100,841
1,049	Warner Chilcott PLC, Term Loan B2	4.250%	3/17/18	BBB-	1,050,420
1,442	Warner Chilcott PLC, Term Loan B3	4.250%	3/17/18	BBB-	1,444,328
23,055	Total Pharmaceuticals				21,224,317
	Professional Services – 0.1% (0.1% of Total Investments)
595	Vertrue Inc., First Lien, Term Loan, (6)	9.250%	8/16/14	D	235,105
	Real Estate Investment Trust – 1.3% (0.9% of Total Investments)
1,246	Istar Financial Inc., Term Loan A2	5.000%	6/28/13	BB-	1,247,213
799	Walter Investment Management Corporation, Second Lien, Term Loan	12.500%	12/30/16	B-	807,986
900	Walter Investment Management, First Lien, Term Loan	7.750%	6/30/16	B+	930,000
2,945	Total Real Estate Investment Trust				2,985,199
	Real Estate Management & Development – 3.0% (2.0% of Total Investments)
3,633	Capital Automotive LP, Term Loan B	5.250%	3/11/17	Ba3	3,637,833
1,575	LNR Property Corporation, Term Loan B	4.750%	4/29/16	BB+	1,580,906
1,722	Realogy Corporation, Delayed Term Loan	4.499%	10/10/16	B1	1,633,957
6,930	Total Real Estate Management & Development				6,852,696
	Road & Rail – 1.1% (0.7% of Total Investments)
2,437	Swift Transportation Company, Inc., Term Loan B2	5.000%	12/21/17	BB	2,456,640
	Semiconductors & Equipment – 1.3% (0.9% of Total Investments)
1,975	NXP BV, Term Loan	4.500%	3/03/17	B-	1,955,250
1,042	Spansion Inc., Term Loan	4.750%	2/09/15	Ba3	1,048,228
3,017	Total Semiconductors & Equipment				3,003,478
	Software – 12.0% (8.3% of Total Investments)
3,000	Attachmate Corporation, First Lien, Term Loan	7.250%	11/22/17	BB-	3,000,468
2,486	Blackboard Inc., First Lien, Term Loan	7.500%	9/23/18	B+	2,442,217
1,800	DataTel Inc., Term Loan B	6.250%	7/19/18	B+	1,819,252
2,500	IPC Acquisition Corporation, Second Lien, Term Loan	5.496%	6/01/15	CCC	2,110,908
1,234	IPC Systems, Inc., Term Loan, First Lien	5.496%	7/31/17	B1	1,197,278
7,731	Lawson Software Inc., Term Loan B	6.250%	4/05/18	Ba3	7,813,969
3,500	Misys PLC, Term Loan, First Lien	7.250%	12/12/18	Ba3	3,459,533
4,531	SS&C Technologies Inc., Term Loan B1	5.000%	6/07/19	BB-	4,525,613
469	SS&C Technologies Inc., Term Loan B2	5.000%	6/07/19	BB-	467,871
985	Vertafore Inc., Term Loan	5.250%	7/29/16	B+	985,211
28,236	Total Software				27,822,320

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Specialty Retail – 4.3% (3.0% of Total Investments)
$1,850	Amscan Holdings Inc., Term Loan B	5.750%	7/23/19	B1	$1,855,622
237	Claires Stores, Term Loan B	3.056%	5/29/14	B	227,294
988	J Crew Operating Corporation, Term Loan	4.750%	3/07/18	B1	978,393
2,176	Jo-Ann Stores Inc., Term Loan B	4.750%	3/16/18	B+	2,161,237
1,119	Lord & Taylor Holdings, Term Loan	5.750%	12/21/18	BB	1,127,071
905	Michaels Stores, Inc., Term Loan	2.750%	10/31/13	BB-	906,176
1,000	Savers, Inc., Term Loan B	7.250%	6/28/19	Ba3	1,010,000
921	Toys "R" Us, Term Loan	6.000%	9/01/16	B+	877,408
871	Toys "R" Us, Term Loan	5.250%	5/17/18	B+	816,968
10,067	Total Specialty Retail				9,960,169
	Wireless Telecommunication Services – 1.5% (1.1% of Total Investments)
1,828	Asurion Corporation, Term Loan B	5.500%	5/24/18	BB-	1,825,728
2,284	Clear Channel Communications Inc., Term Loan B	3.896%	1/29/16	CCC+	1,729,841
4,112	Total Wireless Telecommunication Services				3,555,569
$304,249	Total Variable Rate Senior Loan Interests (cost $301,528,237)				294,700,343
Shares	Description (1)				Value
	Common Stocks – 1.9% (1.3% of Total Investments)
	Building Products – 1.1% (0.7% of Total Investments)
88,501	Masonite Worldwide Holdings, (7), (11)				$2,470,656
	Hotels, Restaurants & Leisure – 0.2% (0.2% of Total Investments)
40,968	BLB Worldwide Holdings Inc., (7), (11)				471,132
	Media – 0.6% (0.4% of Total Investments)
48,954	Metro-Goldwyn-Mayer, (7), (11)				1,468,620
	Total Common Stocks (cost $7,659,565)				4,410,408
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.4% (0.2% of Total Investments)
	Communications Equipment – 0.4% (0.2% of Total Investments)
$850	Nortel Networks Corp., (6)	1.75%	4/15/14	N/R	$839,375
850	Total Convertible Bonds (cost $710,500)				839,375
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 12.8% (8.9% of Total Investments)
	Commercial Services & Supplies – 0.2% (0.1% of Total Investments)
$500	Ceridian Corporation	11.250%	11/15/15	CCC	$490,000
	Communications Equipment – 0.6% (0.5% of Total Investments)
1,000	Avaya Inc.	9.750%	11/01/15	CCC+	780,000
650	Nortel Networks Limited, (6)	10.750%	7/15/16	N/R	718,250
1,650	Total Communications Equipment				1,498,250
	Distributors – 0.5% (0.3% of Total Investments)
1,000	HD Supply Inc., 144A	8.125%	4/15/19	B+	1,090,000
	Diversified Telecommunication Services – 0.4% (0.3% of Total Investments)
1,000	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	1,040,000

Nuveen Investments

NSL

Nuveen Senior Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Health Care Equipment & Supplies – 1.2% (0.9% of Total Investments)
$1,700	Chiron Merger Sub Inc., 144A	10.500%	11/01/18	B	$1,797,750
1,000	Merge Healthcare Inc.	11.750%	5/01/15	B+	1,055,000
2,700	Total Health Care Equipment & Supplies				2,852,750
	Health Care Providers & Services – 2.3% (1.6% of Total Investments)
1,000	HCA Inc.	8.500%	4/15/19	BB+	1,126,875
1,160	Select Medical Corporation	7.625%	2/01/15	B-	1,171,600
1,500	Select Medical Corporation	6.494%	9/15/15	B-	1,473,750
500	Vanguard Health Holding LLC/Inc.	8.000%	2/01/18	B-	522,500
1,000	Wolverine Healthcare Analytics, 144A	10.625%	6/01/20	CCC+	1,062,500
5,160	Total Health Care Providers & Services				5,357,225
	Household Products – 1.0% (0.7% of Total Investments)
2,000	Sprectum Brands Inc.	9.500%	6/15/18	BB-	2,285,000
	IT Services – 0.5% (0.3% of Total Investments)
1,000	First Data Corporation, 144A	7.375%	6/15/19	BB-	1,043,750
	Machinery – 0.9% (0.6% of Total Investments)
2,000	NES Rental Holdings Inc., 144A	12.250%	4/15/15	CCC+	1,975,000
	Media – 1.7% (1.2% of Total Investments)
2,000	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC-	1,655,000
1,000	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	580,000
3,200	Clear Channel Communications, Inc.	6.875%	6/15/18	CCC-	1,456,000
200	WMG Acquisition Group	11.500%	10/01/18	B-	221,500
6,400	Total Media				3,912,500
	Paper & Forest Products – 0.3% (0.2% of Total Investments)
1,000	Verso Paper Holdings LLC, 144A	11.750%	1/15/19	BB-	795,000
	Pharmaceuticals – 2.0% (1.4% of Total Investments)
2,000	Angiotech Pharmaceuticals Inc.	5.000%	12/01/13	NA	1,985,000
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	BB-	2,065,000
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	BB-	516,250
4,500	Total Pharmaceuticals				4,566,250
	Road & Rail – 0.4% (0.3% of Total Investments)
1,000	Avis Budget Car Rental	3.003%	5/15/14	B+	988,750
	Software – 0.8% (0.5% of Total Investments)
850	Lawson Software Inc., 144A	11.500%	7/15/18	B-	962,625
750	Lawson Software Inc., 144A	9.375%	4/01/19	B-	802,500
1,600	Total Software				1,765,125
	Specialty Retail – 0.0% (0.0% of Total Investments)
480	Local Insight Regatta Holdings, (6)	11.000%	12/01/17	N/R	48
$31,990	Total Corporate Bonds (cost $29,191,181)				29,659,648

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.2% (2.2% of Total Investments)
$7,483	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/12, repurchase price $7,483,428, collateralized by $6,860,000 U.S. Treasury Notes, 2.625%, due 4/30/18, value $7,633,355	0.010%	8/01/12	$7,483,426
	Total Short-Term Investments (cost $7,483,426)			7,483,426
	Total Investments (cost $346,572,909) – 145.4%			337,093,200
	Borrowings – (43.1)% (8), (9)			(100,000,000)
	Other Assets Less Liabilities – (2.3)% (10)			(5,227,244)
	Net Assets Applicable to Common Shares – 100%			$231,865,956

Investments in Derivatives at July 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
Goldman Sachs	$18,487,500	Receive	1-Month USD-LIBOR	1.300%	Monthly	4/20/14	$(337,281)
Morgan Stanley	18,487,500	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/16	(1,196,034)
							$(1,533,315)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (5)  Investment, or portion of investment, represents an unfunded Senior Loan commitment outstanding at July 31, 2012.

  (6)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (7)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (8)  Borrowings as a percentage of total investments is 29.7%.

  (9)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (10)  Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at July 31, 2012.

  (11)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  N/R  Not rated.

  DD1  Portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate

See accompanying notes to financial statements.

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund

Portfolio of INVESTMENTS

  July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 122.8% (85.2% of Total Investments) (4)
	Airlines – 2.0% (1.4% of Total Investments)
$1,486	Delta Air Lines, Inc. Revolving Loan, Delayed Draw, (5)	0.750%	3/28/13	Ba2	$1,464,225
10,218	UAL Corporation, Term Loan B	2.250%	2/01/14	BB-	10,039,415
11,704	Total Airlines				11,503,640
	Auto Components – 2.6% (1.8% of Total Investments)
5,626	Federal-Mogul Corporation, Revolver	2.187%	12/28/15	Ba3	5,363,025
10,187	Federal-Mogul Corporation, Term Loan B	2.179%	12/29/14	Ba3	9,711,479
15,813	Total Auto Components				15,074,504
	Biotechnology – 3.1% (2.2% of Total Investments)
2,902	Alkermes Inc., Term Loan B	6.750%	9/16/17	BB	2,941,987
1,333	Alkermes, Inc., Term Loan, Second Lien	9.500%	9/16/18	B	1,371,666
5,944	Carestream Health Inc, Term Loan B	5.000%	2/25/17	BB-	5,762,392
2,000	Explorer Holdings, Inc., Term Loan, First Lien	8.000%	6/29/18	B+	1,945,000
5,931	Grifols SA, Term Loan	4.500%	6/01/17	BB	5,936,311
18,110	Total Biotechnology				17,957,356
	Building Products – 1.5% (1.1% of Total Investments)
7,549	Goodman Global Holdings, Term Loan B	5.750%	10/28/16	B+	7,572,998
1,273	Goodman Global Inc., Second Lien, Term Loan	9.000%	10/28/17	B-	1,295,000
8,822	Total Building Products				8,867,998
	Capital Markets – 0.8% (0.6% of Total Investments)
1,326	BNY ConvergEX Group LLC, Term Loan B	5.250%	12/19/16	B+	1,252,748
582	BNY ConvergEX Group LLC, Term Loan B	5.250%	12/19/16	B+	550,263
2,896	Citco Group, Term Loan	5.500%	6/29/18	N/A	2,870,450
4,804	Total Capital Markets				4,673,461
	Chemicals – 2.4% (1.7% of Total Investments)
92	Hexion Specialty Chemicals, Inc., Term Loan C4	4.250%	5/05/15	Ba3	89,686
203	Hexion Specialty Chemicals, Term Loan C1	4.000%	5/05/15	Ba3	198,200
2,993	Ineos US Finance LLC, Term Loan B	6.500%	5/04/18	B+	2,938,527
3,834	Styron Corporation, Term Loan B	6.000%	8/02/17	B+	3,579,911
7,005	Univar, Inc., Term Loan B	5.000%	6/30/17	B+	6,973,119
14,127	Total Chemicals				13,779,443
	Commercial Banks – 0.3% (0.2% of Total Investments)
1,980	SourceCorp, First Lien, Term Loan	6.625%	4/28/17	BB-	1,914,001
	Commercial Services & Supplies – 1.5% (1.0% of Total Investments)
2,298	Brickman Group Holdings Inc., Term Loan B	5.500%	10/14/16	B+	2,306,788
2,707	Ceridian Corporation, US Term Loan	3.249%	11/09/14	B1	2,671,996
998	Houghton Mifflin Company, DIP Term Loan B	7.250%	11/22/13	N/R	998,747
2,391	KAR Auction Services Inc., Term Loan B	5.000%	5/19/17	BB-	2,408,087
8,394	Total Commercial Services & Supplies				8,385,618

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Communications Equipment – 3.1% (2.2% of Total Investments)
$10,381	Avaya Inc., Term Loan B1	3.217%	10/27/14	B1	$9,645,790
1,995	Genesys Telecommunications Laboratories Inc., Term Loan B	6.750%	1/31/19	BB-	2,009,962
4,294	Intelsat, Tranche B, Term Loan B	5.250%	4/02/18	BB-	4,305,896
1,869	Presidio, Inc., Term Loan	7.250%	3/31/17	Ba3	1,885,014
18,539	Total Communications Equipment				17,846,662
	Construction Materials – 0.3% (0.2% of Total Investments)
1,596	Summit Materials LLC, Term Loan B	6.000%	1/23/19	BB-	1,605,975
	Consumer Finance – 2.3% (1.6% of Total Investments)
1,500	National Equipment Services, Inc., Term Loan	13.250%	5/23/14	Ba3	1,485,000
851	Peach Holdings, Inc., Term Loan	8.750%	11/21/13	B3	833,956
3,000	Residential Capital LLC, DIP Term Loan A1	5.000%	11/18/13	BB	3,030,000
4,802	Royalty Pharma Finance Trust, Term Loan	4.000%	11/09/18	Baa2	4,804,477
3,000	Springleaf Finance Corporation, Term Loan	5.500%	5/10/17	B3	2,866,251
13,153	Total Consumer Finance				13,019,684
	Containers & Packaging – 2.7% (1.9% of Total Investments)
10,768	Reynolds Group Escrow, Term Loan	6.500%	8/09/18	BB-	10,906,422
3,486	Reynolds Group, Term Loan D	6.500%	2/09/18	BB	3,525,340
806	Sealed Air Corporation, Term Loan B	4.750%	10/03/18	Ba1	817,037
15,060	Total Containers & Packaging				15,248,799
	Distributors – 1.8% (1.2% of Total Investments)
10,000	HD Supply Inc., Term Loan B	7.250%	10/12/17	B+	10,237,500
	Diversified Consumer Services – 1.5% (1.0% of Total Investments)
3,890	Advantage Sales and Marketing LLC, Term Loan	5.250%	12/18/17	B+	3,882,634
1,995	Cengage Learning Inc., Term Loan B	2.500%	7/03/14	B	1,832,067
2,963	Laureate Education, Inc., Delayed Term Loan	5.250%	6/15/18	B1	2,851,406
8,848	Total Diversified Consumer Services				8,566,107
	Diversified Financial Services – 0.5% (0.4% of Total Investments)
1,383	FoxCo Acquisition LLC, Term Loan B	4.750%	7/14/15	BB	1,384,245
1,500	Pinnacle Holdco S.A.R.L., Term Loan, First Lien, WI/DD	TBD	TBD	B+	1,487,501
2,883	Total Diversified Financial Services				2,871,746
	Diversified Telecommunication Services – 2.3% (1.6% of Total Investments)
3,000	CCO Holdings LLC, Third Lien, Term Loan	2.746%	3/06/14	BB+	2,993,250
4,800	Level 3 Financing, Inc., Term Loan	2.647%	3/13/14	Ba3	4,790,251
5,400	Zayo Group, LLC Term Loan	7.125%	7/02/19	B1	5,481,000
13,200	Total Diversified Telecommunication Services				13,264,501
	Electric Utilities – 0.5% (0.4% of Total Investments)
4,781	TXU Corporation, Term Loan B-2	3.746%	10/10/14	B2	3,176,693
	Electronic Equipment & Instruments – 0.8% (0.5% of Total Investments)
5,459	Smart Modular Technologies, Term Loan B	8.250%	8/26/17	B+	4,421,588
	Food & Staples Retailing – 0.5% (0.4% of Total Investments)
3,000	Wendy's/Arby's Restaraunts LLC, Term Loan B	4.750%	5/15/19	Ba2	3,005,937
	Food Products – 4.9% (3.4% of Total Investments)
4,774	Michael Foods, Term Loan	4.250%	2/25/18	B+	4,775,539
2,500	Ferrara Candy Company, Term Loan B	7.500%	6/18/18	B	2,507,813
3,930	Pierre Foods Inc., Term Loan	7.000%	9/30/16	B+	3,952,719
17,358	US Foodservice, Term Loan B	5.750%	3/31/17	B-	16,625,402
28,562	Total Food Products				27,861,473

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Equipment & Supplies – 2.5% (1.7% of Total Investments)
$137	Fenwal Inc., Delayed Draw, Term Loan	2.717%	2/28/14	B+	$135,909
796	Fenwal Inc., Term Loan	2.717%	2/28/14	B+	792,508
3,063	Hologic Incorporated Senior Loan, WI/DD	TBD	TBD	BBB-	3,084,832
9,950	Kinetic Concepts, Inc., Term Loan B	7.000%	5/04/18	Ba2	10,109,200
13,946	Total Health Care Equipment & Supplies				14,122,449
	Health Care Providers & Services – 14.1% (9.8% of Total Investments)
1,450	Ardent Medical Services Inc., First Lien, Term Loan	6.500%	9/15/15	B1	1,453,752
6,631	Emdeon Business Services Loan	5.000%	11/02/18	BB-	6,657,822
4,852	Gentiva, Term Loan B	6.500%	8/17/16	B1	4,524,357
13,708	Golden Gate National Senior Care LLC, Term Loan	5.000%	5/04/18	B+	13,236,972
2,808	HCA, Term Loan B	3.711%	3/31/17	BB	2,771,924
2,985	Health Management Associates, Inc., Term Loan	4.500%	11/16/18	BB-	2,990,074
5,940	Kindred Healthcare Inc., Term Loan	5.250%	6/01/18	Ba3	5,727,152
1,867	LHP Operations Company LLC, Term Loan B	9.000%	6/29/18	B	1,876,000
4,282	LifeCare Holdings Inc, Term Loan B	8.206%	2/01/16	N/R	3,768,390
772	LifeCare Holdings, New Term Loan	8.206%	2/01/16	N/R	679,763
2,486	MultiPlan, Inc., Term Loan	4.750%	8/26/17	Ba3	2,481,718
5,184	National Mentor Inc., Term Loan B	7.000%	2/09/17	B+	5,132,531
6,959	Select Medical Holdings Corporation, Term Loan B	5.500%	6/01/18	BB	6,852,055
5,000	Sheridan Holdings, Inc., Term Loan, First Lien	6.000%	7/01/18	B+	5,001,565
1,750	Sheridan Holdings, Inc., Term Loan, Second Lien	9.000%	7/01/19	B-	1,765,313
1,303	Skilled Healthcare Group, Term Loan B	6.750%	4/09/16	B1	1,299,285
1,647	Sun Healthcare Group, Inc., Term Loan	8.750%	10/18/16	Ba1	1,641,521
4,500	Truven Health Analytics, Term Loan	6.750%	6/06/19	Ba3	4,519,688
1,611	Universal Health Services, Term Loan B	3.750%	11/15/16	BB+	1,613,130
6,827	Vanguard Health Systems Inc., Term Loan B	5.000%	1/29/16	Ba2	6,816,480
82,562	Total Health Care Providers & Services				80,809,492
	Health Care Technology – 0.1% (0.0% of Total Investments)
350	Fenwal Inc., Second Lien, Term Loan	5.717%	8/28/14	B	349,252
	Hotels, Restaurants & Leisure – 4.7% (3.3% of Total Investments)
4,900	24 Hour Fitness Worldwide Inc., Term Loan B	7.500%	4/22/16	Ba3	4,932,159
77	Buffets, Inc., First Lien, PF/LC Loan, (6)	0.336%	4/22/15	D	35,838
3,876	Caesars Entertainment Corporation, Term Loan B6	5.496%	1/28/18	B	3,424,927
486	Caesars Octavius, Term Loan B	9.250%	4/25/17	B	475,320
1,852	CCM Merger Inc.	6.000%	3/01/17	B+	1,842,964
4,988	Landry's Restaurants Inc., Term Loan B	6.500%	4/24/18	B+	5,010,338
3,558	Orbitz Worldwide, Inc., Term Loan	3.246%	7/25/14	B+	3,424,447
5,666	Seaworld Parks and Entertainment, Term Loan B	4.000%	8/17/17	BB-	5,660,448
2,000	Six Flags Inc., Term Loan B	4.250%	12/20/18	BB+	1,998,906
27,403	Total Hotels, Restaurants & Leisure				26,805,347
	Household Products – 1.1% (0.7% of Total Investments)
5,794	Spectrum Brands, Term Loan	5.000%	6/17/16	B1	5,824,572
311	Visant Corporation, Term Loan B	5.250%	12/22/16	BB-	303,254
6,105	Total Household Products				6,127,826
	Industrial Conglomerates – 0.8% (0.5% of Total Investments)
660	Eagle Parent Inc., First Lien, Term Loan	5.000%	5/16/18	Ba3	657,029
259	Evertec Inc., Term Loan B	5.250%	9/30/16	BB-	258,952
2,500	Sequa Corporation, Term Loan	3.720%	12/03/14	B1	2,467,970
979	US Foodservice, Term Loan B	5.750%	3/31/17	B-	940,092
4,398	Total Industrial Conglomerates				4,324,043
	Internet & Catalog Retail – 0.1% (0.1% of Total Investments)
825	Burlington Coat Factory Warehouse Corporation, Term Loan	5.500%	2/23/17	B	823,911

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Internet Software & Services – 2.9% (2.0% of Total Investments)
$5,029	Go Daddy Group Inc., First Lien, Term Loan	5.500%	12/17/18	Ba3	$4,978,380
747	Open Solutions Inc., Term Loan	2.575%	1/23/14	B+	714,324
2,457	Sabre, Inc., Term Loan	5.996%	9/30/17	B1	2,405,526
3,910	SkillSoft PLC, Term Loan	6.500%	5/26/17	BB-	3,946,750
4,842	WebCom Group Inc., First Lien	7.000%	10/27/17	Ba3	4,814,432
16,985	Total Internet Software & Services				16,859,412
	IT Services – 4.2% (2.9% of Total Investments)
8,560	First Data Corporation, Term Loan B-1	5.247%	3/24/17	B+	8,305,693
6,163	Frac Tech INternational LLC, Term Loan B, DD1	6.250%	5/06/16	B+	5,346,602
1,470	Sabre, Inc., Term Loan	5.996%	12/29/17	B1	1,438,872
3,080	SRA International Inc., Term Loan B	6.500%	7/20/18	B1	2,957,224
1,810	SunGard Data Systems, Inc., Term Loan B	1.998%	2/28/14	BB	1,807,517
2,641	Virtu Financial LLC, First Lien, Term Loan	7.500%	7/08/16	Ba1	2,663,823
1,385	Webcom Inc., Term Loan, Second Lien	11.000%	10/27/18	B3	1,426,119
25,109	Total IT Services				23,945,850
	Leisure Equipment & Products – 1.9% (1.3% of Total Investments)
6,948	Academy Limited, Term Loan	6.000%	8/03/18	B	6,996,215
1,430	Eastman Kodak, DIP Term Loan	8.500%	7/20/13	B1	1,429,249
2,421	Wembley PLC, Term Loan B	8.500%	11/05/15	BB	2,436,677
10,799	Total Leisure Equipment & Products				10,862,141
	Machinery – 1.0% (0.7% of Total Investments)
2,239	Colfax Corporation, Term Loan B	4.500%	1/11/19	BB+	2,244,954
3,184	Rexnord Corporation, Replacement Term Loan	5.000%	4/01/18	BB	3,209,392
5,423	Total Machinery				5,454,346
	Media – 11.8% (8.2% of Total Investments)
1,700	Atlantic Broadband Finance LLC, Second Lien, Term Loan	9.750%	10/04/19	B-	1,785,000
2,847	Atlantic Broadband Finance LLC, Term Loan B	5.250%	4/04/19	Ba3	2,864,794
2,967	Cengage Learning Inc., Term Loan B	5.750%	7/04/17	B+	2,567,479
3,990	Cequel Communications LLC., Term Loan B	4.000%	2/14/19	Ba2	3,955,399
5,521	Cumulus Media, Inc., Term Loan B	5.750%	9/17/18	Ba2	5,557,971
5,000	Cumulus Media, Inc., Term Loan B	7.500%	3/18/19	B2	5,050,000
1,579	Gray Television, Inc., Term Loan B	3.750%	12/31/14	B+	1,568,412
2,298	Idearc, Inc., Term Loan	11.000%	12/31/15	Caa3	1,348,068
2,171	Interactive Data, Term Loan B	4.500%	2/11/18	Ba3	2,173,849
3,992	Radio One Inc., First Lien, Term Loan B	7.500%	2/14/17	B+	3,951,948
2,888	Tribune Company, Term Loan B, (6)	0.000%	6/04/14	Ca	2,113,941
22,494	Univision Communications, Inc., Term Loan	4.496%	3/31/17	B+	21,612,542
3,000	UPC Financing Partnership, Term Loan AB	4.750%	12/31/17	Ba3	3,007,500
8,624	WideOpenWest Finance LLC, Term Loan B, DD1	6.250%	7/12/18	B1	8,580,880
4,565	Yell Group PLC, Term Loan	3.996%	7/31/14	N/R	1,271,635
73,636	Total Media				67,409,418
	Multiline Retail – 1.2% (0.9% of Total Investments)
2,194	99 Cents Only Stores, Term Loan B1	5.250%	1/11/19	B+	2,203,361
1,866	Bass Pro Group, Term Loan B	5.250%	6/13/17	BB-	1,880,917
3,000	Neiman Marcus Group Inc., Term Loan	4.750%	5/16/18	BB-	2,983,533
7,060	Total Multiline Retail				7,067,811
	Oil, Gas & Consumable Fuels – 4.8% (3.3% of Total Investments)
7,564	Alon USA Energy Inc., First Lien, Term Loan	2.496%	8/05/13	B+	7,412,439
945	Alon USA Energy Inc., First Lien, Term Loan	2.496%	8/05/13	B+	926,572
1,820	Brand Energy & Infrastructure Services, Inc., Term Loan B	2.500%	2/07/14	B	1,713,819
2,872	CCS Corporation, Term Loan B	3.246%	11/14/14	B	2,820,122

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Oil, Gas & Consumable Fuels (continued)
$995	CCS Corproation, Delayed Draw, Term Loan	3.246%	11/14/14	B	$976,853
2,000	Crestwood Holdings LLC, Term Loan B	9.750%	3/26/18	CCC+	2,026,666
6,250	Energy Transfer Equity LP, Term Loan B	3.750%	3/23/17	BB	6,171,875
2,500	EP Energy LLC, Term Loan B	6.500%	5/24/18	BB-	2,536,720
2,933	Gibson Energy Inc., First Lien Term Loan	4.750%	5/18/18	BB-	2,951,723
27,879	Total Oil, Gas & Consumable Fuels				27,536,789
	Paper & Forest Products – 1.5% (1.0% of Total Investments)
4,552	Newark Group, DIP Term Loan	12.500%	3/31/14	Caa1	4,324,772
4,595	Wilton Products, Term Loan	3.500%	8/01/14	N/R	4,319,487
9,147	Total Paper & Forest Products				8,644,259
	Personal Products – 0.8% (0.5% of Total Investments)
1,104	NBTY Inc, Term Loan B	4.250%	10/01/17	BB-	1,105,996
1,428	Prestige Brands, Inc., Term Loan	5.267%	1/27/19	BB-	1,441,270
1,925	Revlon Consumer Products Corporation, Term Loan	4.750%	11/19/17	BB-	1,921,993
4,457	Total Personal Products				4,469,259
	Pharmaceuticals – 7.1% (4.9% of Total Investments)
2,000	Bausch & Lomb, Delayed Term Loan, (5)	2.594%	11/10/15	B+	2,005,000
9,000	Bausch & Lomb, Term Loan	5.250%	5/17/19	B+	9,019,125
2,710	Convatec Healthcare, Term Loan B	5.750%	12/30/16	Ba3	2,712,951
147	Graceway Pharmaceuticals Term Loan, Second Lien, (6)	0.000%	5/03/12	N/R	161,860
5,625	Graceway Pharmaceuticals Term Loan, Second Lien, (6)	0.000%	5/03/13	N/R	168,750
5,970	Pharmaceutical Product Development Inc., Term Loan	6.250%	12/05/18	BB-	6,050,846
6,336	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	6,349,819
4,950	Valeant Pharmaceuticals International, Term Loan B	4.750%	2/13/19	BBB-	4,971,038
4,197	Warner Chilcott PLC, Term Loan B1	4.250%	3/17/18	BBB-	4,203,043
2,099	Warner Chilcott PLC, Term Loan B2	4.250%	3/17/18	BBB-	2,101,521
2,886	Warner Chilcott PLC, Term Loan B3	4.250%	3/17/18	BBB-	2,889,592
45,920	Total Pharmaceuticals				40,633,545
	Professional Services – 0.0% (0.0% of Total Investments)
595	Vertrue Inc., First Lien Term Loan, (6)	9.250%	8/16/14	D	235,105
	Real Estate Investment Trust – 2.0% (1.4% of Total Investments)
5,400	Istar Financial Inc., Term Loan A2	5.000%	6/28/13	BB-	5,404,589
1,936	Istar Financial Inc., Term Loan A2	5.250%	3/19/16	BB-	1,943,664
2,396	Walter Investment Management Corporation, Second Lien, Term Loan	12.500%	12/30/16	B-	2,423,958
1,593	Walter Investment Management, First Lien, Term Loan	7.750%	6/30/16	B+	1,645,583
11,325	Total Real Estate Investment Trust				11,417,794
	Real Estate Management & Development – 3.5% (2.4% of Total Investments)
12,717	Capital Automotive LP, Term Loan B	5.250%	3/11/17	Ba3	12,732,414
3,273	LNR Property Corporation, Term Loan B	4.750%	4/29/16	BB+	3,284,868
4,131	Realogy Corporation, Delayed Term Loan	4.499%	10/10/16	B1	3,920,403
20,121	Total Real Estate Management & Development				19,937,685
	Road & Rail – 1.3% (0.9% of Total Investments)
7,310	Swift Transportation Company, Inc., Term Loan B2	5.000%	12/21/17	BB	7,369,339
	Semiconductors & Equipment – 2.0% (1.4% of Total Investments)
3,565	Freescale Semiconductor, Inc., Term Loan	4.495%	12/01/16	B1	3,360,351
893	NXP BV, Term Loan	5.500%	3/03/17	B+	895,856
5,920	NXP BV, Term Loan	4.500%	3/03/17	B-	5,860,850
1,563	Spansion Inc., Term Loan	4.750%	2/09/15	BB+	1,572,343
11,941	Total Semiconductors & Equipment				11,689,400

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Software – 10.5% (7.3% of Total Investments)
$8,000	Attachmate Corporation, First Lien, Term Loan	7.250%	11/22/17	BB-	$8,001,248
6,515	Blackboard Inc., First Lien, Term Loan	7.500%	9/23/18	B+	6,399,489
3,601	DataTel Inc., Term Loan B	6.250%	7/19/18	B+	3,638,543
8,500	IPC Acquisition Corporation, Second Lien, Term Loan	5.496%	6/01/15	CCC	7,177,086
4,207	IPC Systems, Inc., Term Loan, First Lien	5.496%	7/31/17	B1	4,080,776
15,461	Lawson Software Inc., Term Loan B	6.250%	4/05/18	Ba3	15,627,938
6,500	Misys PLC, Term Loan, First Lien	7.250%	12/12/18	Ba3	6,424,847
7,703	SS&C Technologies Inc., Term Loan B1	5.000%	6/07/19	BB-	7,693,542
797	SS&C Technologies Inc., Term Loan B2	5.000%	6/07/19	BB-	795,381
61,284	Total Software				59,838,850
	Specialty Retail – 4.6% (3.2% of Total Investments)
3,238	Amscan Holdings Inc., Term Loan B	5.750%	7/23/19	B1	3,247,339
475	Claires Stores, Term Loan B	3.056%	5/29/14	B	454,589
2,967	J Crew Operating Corporation, Term Loan	4.750%	3/07/18	B1	2,940,084
4,593	Jo-Ann Stores Inc., Term Loan B	4.750%	3/16/18	B+	4,562,612
2,612	Lord & Taylor Holdings, Term Loan	5.750%	12/21/18	BB	2,629,832
1,782	Michaels Stores, Inc., Term Loan	2.750%	10/31/13	BB-	1,784,064
2,205	PetCo Animal Supplies Inc., Term Loan B	4.500%	11/24/17	B1	2,205,450
2,000	Savers, Inc., Term Loan B	7.250%	6/28/19	Ba3	2,020,000
4,272	Toys "R" Us, Term Loan	6.000%	9/01/16	B+	4,069,443
2,312	Toys "R" Us, Term Loan	5.250%	5/17/18	B+	2,167,609
26,456	Total Specialty Retail				26,081,022
	Wireless Telecommunication Services – 2.9% (2.0% of Total Investments)
10,051	Asurion Corporation, Term Loan B	5.500%	5/24/18	BB-	10,041,515
8,819	Clear Channel Communications Inc., Term Loan B	3.896%	1/29/16	CCC+	6,680,694
18,870	Total Wireless Telecommunication Services				16,722,209
$728,741	Total Variable Rate Senior Loan Interests (cost $707,433,396)				702,819,240
Shares	Description (1)				Value
	Common Stocks – 2.6% (1.8% of Total Investments)
	Building Products – 1.5% (1.0% of Total Investments)
301,905	Masonite Worldwide Holdings, (7), (12)				$8,428,191
	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (7), (12)				483,472
	Media – 1.0% (0.7% of Total Investments)
203,449	Metro-Goldwyn-Mayer, (7), (12)				6,103,470
	Total Common Stocks (cost $27,865,507)				15,015,133
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.3% (0.2% of Total Investments)
	Communications Equipment – 0.3% (0.2% of Total Investments)
$850	Nortel Networks Corp., (6)	1.750%	4/15/14	N/R	$839,375
1,000	Nortel Networks Corp., (6)	2.125%	4/15/14	D	990,000
$1,850	Total Convertible Bonds (cost $1,563,750)				1,829,375

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 10.4% (7.2% of Total Investments)
	Commercial Services & Supplies – 0.2% (0.1% of Total Investments)
$1,000	Ceridian Corporation	11.250%	11/15/15	CCC	$980,000
	Communications Equipment – 0.9% (0.6% of Total Investments)
2,750	Avaya Inc.	9.750%	11/01/15	CCC+	2,145,000
2,000	Nortel Networks Limited, (6)	0.000%	7/15/13	N/R	2,055,000
650	Nortel Networks Limited, (6)	10.750%	7/15/16	N/R	718,250
5,400	Total Communications Equipment				4,918,250
	Distributors – 0.4% (0.3% of Total Investments)
2,000	HD Supply Inc., 144A	8.125%	4/15/19	B+	2,180,000
	Diversified Telecommunication Services – 1.0% (0.7% of Total Investments)
1,500	Consolidated Communications Finance Company	10.875%	6/01/20	B-	1,601,250
750	IntelSat Bermuda Limited, 144A	11.500%	2/04/17	CCC+	780,000
750	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	780,000
2,500	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	2,600,000
5,500	Total Diversified Telecommunication Services				5,761,250
	Health Care Equipment & Supplies – 0.9% (0.6% of Total Investments)
2,450	Chiron Merger Sub Inc., 144A	10.500%	11/01/18	B	2,590,875
2,500	Merge Healthcare Inc.	11.750%	5/01/15	B+	2,637,500
4,950	Total Health Care Equipment & Supplies				5,228,375
	Health Care Providers & Services – 1.9% (1.3% of Total Investments)
2,000	Aurora Diagnostics Holdings LLC	10.750%	1/15/18	B3	2,005,000
3,750	HCA Inc., (8)	8.500%	4/15/19	BB+	4,225,781
1,293	Select Medical Corporation	7.625%	2/01/15	B-	1,305,930
2,000	Select Medical Corporation	6.494%	9/15/15	B-	1,965,000
500	Vanguard Health Holding LLC/Inc.	8.000%	2/01/18	B-	522,500
1,000	Wolverine Healthcare Analytics, 144A	10.625%	6/01/20	CCC+	1,062,500
10,543	Total Health Care Providers & Services				11,086,711
	Household Products – 0.5% (0.4% of Total Investments)
2,750	Sprectum Brands Inc.	9.500%	6/15/18	BB-	3,141,875
	IT Services – 0.8% (0.5% of Total Investments)
3,000	First Data Corporation, 144A	7.375%	6/15/19	BB-	3,131,250
1,228	First Data Corporation	10.550%	9/24/15	B-	1,258,995
4,228	Total IT Services				4,390,245
	Machinery – 0.2% (0.1% of Total Investments)
1,025	NES Rental Holdings Inc., 144A	12.250%	4/15/15	CCC+	1,012,188
	Media – 1.4% (1.0% of Total Investments)
5,500	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC-	4,551,250
2,250	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	1,305,000
3,700	Clear Channel Communications, Inc.	6.875%	6/15/18	CCC-	1,683,500
400	WMG Acquisition Group	11.500%	10/01/18	B-	443,000
11,850	Total Media				7,982,750
	Paper & Forest Products – 0.3% (0.2% of Total Investments)
2,000	Verso Paper Holdings LLC, 144A	11.750%	1/15/19	BB-	1,590,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Pharmaceuticals – 0.5% (0.4% of Total Investments)
$1,023	Angiotech Pharmaceuticals Inc.	5.000%	12/01/13	N/R	$1,015,328
1,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	BB-	1,032,500
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	BB-	1,032,500
3,023	Total Pharmaceuticals				3,080,328
	Road & Rail – 0.7% (0.5% of Total Investments)
2,000	Avis Budget Car Rental	3.003%	5/15/14	B+	1,977,500
2,000	Swift Services Holdings Inc.	10.000%	11/15/18	B+	2,175,000
4,000	Total Road & Rail				4,152,500
	Software – 0.7% (0.5% of Total Investments)
1,700	Lawson Software Inc., 144A	11.500%	7/15/18	B-	1,925,250
1,875	Lawson Software Inc., 144A	9.375%	4/01/19	B-	2,006,250
3,575	Total Software				3,931,500
$61,844	Total Corporate Bonds (cost $57,451,859)				59,435,972
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Asset-Backed Securities – 3.4% (2.4% of Total Investments)
$2,500	BlueMountain Collateralized Loan Obligations Limited 2012-1A, 144A	6.314%	7/20/23	BB	$2,061,615
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	5.236%	1/15/23	BB	1,276,887
1,500	Fraser Sullivan Collateralized Loan Obligations Limited, Series 2011-6A, 144A	5.988%	11/22/22	BB	1,268,454
3,000	LCM Limited Partnership, Collateralized Loan Obligations, 144A	6.427%	4/15/22	BB	2,545,533
1,800	LCM Limited Partnership, Collateralized Loan Obligations, 144A	5.277%	4/15/22	BBB	1,648,607
1,500	LCM Limited Partnership, Collateralized Loan Obligations	5.600%	4/19/22	BB	1,235,937
1,500	Madoson Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.350%	4/22/22	BB	1,252,344
1,000	Madoson Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	3.993%	4/22/22	BBB	876,836
3,000	Oak Hill Credit Partners IV Limited, Collatrealized Loan Obligation Series 2012-6A	5.966%	5/15/23	BB	2,495,784
2,500	Race Point Collateralized Loan Obligations, Series 2011-5A, 144A	6.935%	12/15/22	BB	2,196,553
3,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	5.966%	5/24/23	BB	2,451,468
$22,800	Total Asset-Backed Securities (cost $19,281,075)				19,310,018
Shares	Description (1)				Value
	Investment Companies – 2.2% (1.5% of Total Investments)
353,668	Eaton Vance Floating-Rate Income Trust Fund				$5,609,174
963,820	Eaton Vance Senior Income Trust				6,958,780
	Total Investment Companies (cost $11,947,775)				12,567,954
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 2.5% (1.7% of Total Investments)
$14,170	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/12, repurchase price $14,170,025, collateralized by: $12,850,000 U.S. Treasury Notes, 0.250%, due 3/31/14, value $12,866,063 and $1,430,000 U.S. Treasury Notes, 2.625%, due 4/30/18, value $1,591,210	0.010%	8/01/12		$14,170,021
	Total Short-Term Investments (cost $14,170,021)				14,170,021
	Total Investments (cost $839,713,383) – 144.2%				825,147,713
	Borrowings – (43.6)% (9), (10)				(249,200,000)
	Other Assets Less Liabilities – (0.6)% (11)				(3,829,821)
	Net Assets Applicable to Common Shares – 100%				$572,117,892

Nuveen Investments

JFR

Nuveen Floating Rate Income Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Investments in Derivatives at July 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
Goldman Sachs	$49,435,000	Receive	1-Month USD-LIBOR	1.300%	Monthly	4/20/14	$(901,880)
Morgan Stanley	49,435,000	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/16	(3,198,158)
							$(4,100,038)

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (5)  Investment, or portion of investment, represents an unfunded Senior Loan commitment outstanding at July 31, 2012.

  (6)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (7)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (8)  Investment, or portion of investment, has been pledged as collateral for investments in derivatives.

  (9)  Borrowings as a percentage of total investments is 30.2%.

  (10)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (11)  Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at July 31, 2012.

  (12)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  N/R  Not rated.

  N/A  Not applicable.

  DD1  Portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate

    See accompanying notes to financial statements.

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund

Portfolio of INVESTMENTS

  July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 121.6% (84.0% of Total Investments) (4)
	Aerospace & Defense – 0.2% (0.2% of Total Investments)
$407	DAE Aviation Holdings, Inc., Term Loan B-1	5.450%	7/31/14	B	$407,018
390	DAE Aviation Holdings, Inc., Term Loan B-2	5.450%	7/31/14	B	389,566
797	Total Aerospace & Defense				796,584
	Airlines – 1.6% (1.1% of Total Investments)
825	Delta Air Lines, Inc. Revolving Loan, Delayed Draw, (5)	0.750%	3/28/13	Ba2	813,456
5,091	UAL Corporation, Term Loan B	2.250%	2/01/14	BB-	5,001,582
5,916	Total Airlines				5,815,038
	Auto Components – 3.2% (2.2% of Total Investments)
4,209	Federal-Mogul Corporation, Revolver	2.187%	12/28/15	Ba3	4,012,533
8,248	Federal-Mogul Corporation, Term Loan B	2.179%	12/29/14	Ba3	7,863,021
12,457	Total Auto Components				11,875,554
	Biotechnology – 3.6% (2.5% of Total Investments)
2,073	Alkermes, Inc., Term Loan B	6.750%	9/16/17	BB	2,101,419
1,000	Alkermes, Inc., Term Loan, Second Lien	9.500%	9/16/18	B	1,028,750
4,950	Carestream Health Inc, Term Loan B	5.000%	2/25/17	BB-	4,798,092
2,000	Explorer Holdings, Inc., Term Loan, First Lien	8.000%	6/29/18	B+	1,945,000
3,559	Grifols SA, Term Loan	4.500%	6/01/17	BB	3,561,787
13,582	Total Biotechnology				13,435,048
	Building Products – 1.0% (0.7% of Total Investments)
1,816	Goodman Global Holdings, Term Loan B	5.750%	10/28/16	B+	1,821,698
1,909	Goodman Global Inc., Second Lien, Term Loan	9.000%	10/28/17	B-	1,942,500
3,725	Total Building Products				3,764,198
	Capital Markets – 1.0% (0.7% of Total Investments)
663	BNY ConvergEX Group LLC, Term Loan B	5.250%	12/19/16	B+	626,374
291	BNY ConvergEX Group LLC, Term Loan B	5.250%	12/19/16	B+	275,132
2,896	Citco Group, Term Loan	5.500%	6/29/18	N/A	2,870,450
3,850	Total Capital Markets				3,771,956
	Chemicals – 0.9% (0.6% of Total Investments)
105	Hexion Specialty Chemicals, Inc., Term Loan C4	4.250%	5/05/15	Ba3	102,902
246	Hexion Specialty Chemicals, Term Loan C1	4.000%	5/05/15	Ba3	240,272
2,095	Ineos US Finance LLC, Term Loan B	6.500%	5/04/18	B+	2,056,969
1,065	Styron Corporation, Term Loan B	6.000%	8/02/17	B+	994,116
3,511	Total Chemicals				3,394,259
	Commercial Banks – 0.3% (0.2% of Total Investments)
990	SourceCorp, First Lien, Term Loan	6.625%	4/28/17	BB-	957,000
	Commercial Services & Supplies – 1.9% (1.3% of Total Investments)
4,136	Brickman Group Holdings Inc., Term Loan B	5.500%	10/14/16	B+	4,151,154
1,821	Ceridian Corporation, US Term Loan	3.249%	11/09/14	B1	1,798,195
998	Houghton Mifflin Company, DIP Term Loan B	7.250%	11/22/13	N/R	998,747
6,955	Total Commercial Services & Supplies				6,948,096

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Communications Equipment – 2.4% (1.7% of Total Investments)
$7,312	Avaya Inc., Term Loan B1	3.217%	10/27/14	B1	$6,794,244
1,247	Genesys Telecommunications Laboratories Inc., Term Loan B	6.750%	1/31/19	BB-	1,256,227
934	Presidio, Inc., Term Loan	7.250%	3/31/17	Ba3	942,507
9,493	Total Communications Equipment				8,992,978
	Construction Materials – 0.3% (0.2% of Total Investments)
998	Summit Materials LLC, Term Loan B	6.000%	1/23/19	BB-	1,003,734
	Consumer Finance – 2.2% (1.5% of Total Investments)
2,000	Residential Capital LLC, DIP Term Loan A1	5.000%	11/18/13	BB	2,020,000
1,000	Residential Capital LLC, DIP Term Loan A2, WI/DD	TBD	TBD	BB	1,015,000
3,493	Royalty Pharma Finance Trust, Term Loan	4.000%	11/09/18	Baa2	3,494,165
1,750	Springleaf Finance Corporation, Term Loan	5.500%	5/10/17	B3	1,671,980
8,243	Total Consumer Finance				8,201,145
	Containers & Packaging – 2.8% (1.9% of Total Investments)
8,216	Reynolds Group Escrow, Term Loan	6.500%	8/09/18	BB-	8,321,040
992	Reynolds Group, Term Loan D	6.500%	2/09/18	BB	1,003,449
1,004	Sealed Air Corporation, Term Loan B	4.750%	10/03/18	Ba1	1,018,347
10,212	Total Containers & Packaging				10,342,836
	Distributors – 1.8% (1.2% of Total Investments)
6,500	HD Supply Inc., Term Loan B	7.250%	10/12/17	B+	6,654,375
	Diversified Consumer Services – 1.0% (0.7% of Total Investments)
3,871	Laureate Education, Inc., Delayed Term Loan	5.250%	6/15/18	B1	3,725,832
	Diversified Financial Services – 0.8% (0.5% of Total Investments)
1,383	FoxCo Acquisition LLC, Term Loan B	4.750%	7/14/15	BB	1,384,245
1,500	Pinnacle Holdco S.A.R.L., Term Loan, First Lien, WI/DD	TBD	TBD	B+	1,487,501
2,883	Total Diversified Financial Services				2,871,746
	Diversified Telecommunication Services – 3.6% (2.5% of Total Investments)
3,000	CCO Holdings LLC, Third Lien, Term Loan	2.746%	3/06/14	BB+	2,993,250
2,000	Intelsat, Term Loan	2.746%	2/01/14	B	1,973,500
3,533	Level 3 Financing, Inc., Term Loan	2.647%	3/13/14	Ba3	3,526,157
4,800	Zayo Group, LLC Term Loan, DD1	7.125%	7/02/19	B1	4,872,000
13,333	Total Diversified Telecommunication Services				13,364,907
	Electric Utilities – 0.4% (0.3% of Total Investments)
2,022	TXU Corporation, Term Loan B-2	3.746%	10/10/14	B2	1,343,418
	Electrical Equipment – 0.7% (0.5% of Total Investments)
2,500	Sensus Metering Systems Inc., Second Lien, Term Loan	8.500%	5/09/18	B-	2,504,688
	Electronic Equipment & Instruments – 0.8% (0.5% of Total Investments)
3,474	Smart Modular Technologies, Term Loan B	8.250%	8/26/17	B+	2,813,738
	Food & Staples Retailing – 0.5% (0.3% of Total Investments)
1,800	Wendy's/Arby's Restaraunts LLC, Term Loan B	4.750%	5/15/19	Ba2	1,803,562
	Food Products – 4.2% (2.9% of Total Investments)
1,750	Ferrara Candy Company, Term Loan B	7.500%	6/18/18	B	1,755,469
2,948	Pierre Foods Inc., Term Loan	7.000%	9/30/16	B+	2,964,539
11,501	US Foodservice, Term Loan B	5.750%	3/31/17	B-	11,015,449
16,199	Total Food Products				15,735,457

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Gas Utilities – 0.7% (0.5% of Total Investments)
$2,567	EquiPower Resources Holdings LLC, Term Loan, First Lien	6.500%	12/19/18	BB+	$2,570,966
	Health Care Equipment & Supplies – 2.8% (1.9% of Total Investments)
225	Fenwal Inc., Delayed Draw, Term Loan	2.717%	2/28/14	B+	224,041
714	Fenwal Inc., Term Loan	2.717%	2/28/14	B+	710,895
2,188	Hologic Incorporated Senior Loan, WI/DD	TBD	TBD	BBB-	2,203,451
6,965	Kinetic Concepts, Inc., Term Loan B	7.000%	5/04/18	Ba2	7,076,440
10,092	Total Health Care Equipment & Supplies				10,214,827
	Health Care Providers & Services – 12.1% (8.3% of Total Investments)
4,786	Emdeon Business Services Loan	5.000%	11/02/18	BB-	4,804,950
2,993	Gentiva, Term Loan B	6.500%	8/17/16	B1	2,790,862
7,770	Golden Gate National Senior Care LLC, Term Loan	5.000%	5/04/18	B+	7,502,544
256	HCA, Term Loan B	3.711%	3/31/17	BB	252,412
1,393	Health Management Associates, Inc., Term Loan	4.500%	11/16/18	BB-	1,395,368
2,723	Kindred Healthcare Inc., Term Loan	5.250%	6/01/18	Ba3	2,624,945
1,400	LHP Operations Company LLC, Term Loan B	9.000%	6/29/18	B	1,407,000
535	LifeCare Holdings Inc, Term Loan B	8.206%	2/01/16	N/R	471,049
97	LifeCare Holdings, New Term Loan	8.206%	2/01/16	N/R	84,970
1,669	MultiPlan, Inc., Term Loan	4.750%	8/26/17	Ba3	1,665,811
3,703	National Mentor Inc., Term Loan B	7.000%	2/09/17	B+	3,666,094
4,208	Select Medical Holdings Corporation, Term Loan B	5.500%	6/01/18	BB	4,143,075
4,000	Sheridan Holdings, Inc., Term Loan, First Lien	6.000%	7/01/18	B+	4,001,252
1,500	Sheridan Holdings, Inc., Term Loan, Second Lien	9.000%	7/01/19	B-	1,513,125
1,316	Skilled Healthcare Group, Term Loan B	6.750%	4/09/16	B1	1,312,681
1,098	Sun Healthcare Group, Inc., Term Loan	8.750%	10/18/16	Ba1	1,094,347
4,100	Truven Health Analytics, Term Loan	6.750%	6/06/19	Ba3	4,117,938
1,750	U.S. Renal Care, Inc., Term Loan, Second Lien	10.250%	12/02/19	CCC+	1,767,500
6	Vanguard Health Systems Inc., Term Loan B	5.000%	1/29/16	Ba2	5,902
45,303	Total Health Care Providers & Services				44,621,825
	Health Care Technology – 0.1% (0.1% of Total Investments)
350	Fenwal Inc., Second Lien, Term Loan	5.717%	8/28/14	B	349,252
	Hotels, Restaurants & Leisure – 3.8% (2.7% of Total Investments)
2,940	24 Hour Fitness Worldwide Inc., Term Loan B	7.500%	4/22/16	Ba3	2,959,295
3,276	Caesars Entertainment Corporation, Term Loan B6	5.496%	1/28/18	B	2,894,760
243	Caesars Octavius, Term Loan B	9.250%	4/25/17	B	237,660
1,456	CCM Merger Inc.	6.000%	3/01/17	B+	1,449,206
2,993	Landry's Restaurants Inc., Term Loan B	6.500%	4/24/18	B+	3,006,203
2,368	Orbitz Worldwide, Inc., Term Loan	3.246%	7/25/14	B+	2,279,656
1,495	Shingle Springs Tribal Gaming Authority, Term Loan	10.500%	12/17/13	N/R	1,413,162
14,771	Total Hotels, Restaurants & Leisure				14,239,942
	Household Products – 1.1% (0.8% of Total Investments)
3,986	Spectrum Brands, Term Loan	5.000%	6/17/16	B1	4,007,056
	Independent Power Producers & Energy Traders – 0.4% (0.3% of Total Investments)
1,500	EquiPower Resources Holdings LLC, Term Loan, Second Lien	10.000%	6/19/19	BB	1,514,062
	Industrial Conglomerates – 0.6% (0.4% of Total Investments)
420	Evertec Inc., Term Loan B	5.250%	9/30/16	BB-	419,234
1,970	US Foodservice, Term Loan B	5.750%	3/31/17	B-	1,892,070
2,390	Total Industrial Conglomerates				2,311,304
	Internet Software & Services – 5.0% (3.5% of Total Investments)
6,749	Go Daddy Group Inc, First Lien, Term Loan	5.500%	12/17/18	Ba3	6,681,515
747	Open Solutions Inc., Term Loan	2.575%	1/23/14	B+	714,324
2,392	Sabre, Inc., Term Loan	5.996%	9/30/17	B1	2,342,035
2,000	San Juan Cable LLC, Second Lien, Term Loan	10.000%	6/09/18	CCC+	1,990,000

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Internet Software & Services (continued)
$2,933	SkillSoft PLC, Term Loan	6.500%	5/26/17	BB-	$2,960,063
3,873	WebCom Group Inc., First Lien	7.000%	10/27/17	Ba3	3,851,546
18,694	Total Internet Software & Services				18,539,483
	IT Services – 4.2% (2.9% of Total Investments)
6,593	First Data Corporation, Term Loan B-1	5.247%	3/24/17	B+	6,397,296
4,178	Frac Tech INternational LLC, Term Loan B, DD1	6.250%	5/06/16	B+	3,624,577
1,431	Sabre, Inc., Term Loan	5.996%	12/29/17	B1	1,400,894
1,216	SRA International Inc., Term Loan B	6.500%	7/20/18	B1	1,167,509
1,672	Virtu Financial LLC, First Lien, Term Loan	7.500%	7/08/16	Ba1	1,687,088
1,385	Webcom Inc., Term Loan, Second Lien	11.000%	10/27/18	B3	1,426,119
16,475	Total IT Services				15,703,483
	Leisure Equipment & Products – 1.9% (1.3% of Total Investments)
4,461	Academy Limited, Term Loan	6.000%	8/03/18	B	4,491,603
953	Eastman Kodak, DIP Term Loan	8.500%	7/20/13	B1	952,833
1,685	Wembley PLC, Term Loan B	8.500%	11/05/15	BB	1,695,891
7,099	Total Leisure Equipment & Products				7,140,327
	Machinery – 0.5% (0.3% of Total Investments)
1,791	Rexnord Corporation, Replacement Term Loan	5.000%	4/01/18	BB	1,805,283
	Media – 11.6% (8.0% of Total Investments)
1,700	Atlantic Broadband Finance LLC, Second Lien, Term Loan	9.750%	10/04/19	B-	1,785,000
2,010	Atlantic Broadband Finance LLC, Term Loan B	5.250%	4/04/19	Ba3	2,022,562
3,894	Cengage Learning Inc., Term Loan B	5.750%	7/04/17	B+	3,370,242
2,993	Cequel Communications LLC., Term Loan B	4.000%	2/14/19	Ba2	2,966,549
2,537	Cumulus Media, Inc., Term Loan B	5.750%	9/17/18	Ba2	2,553,663
3,000	Cumulus Media, Inc., Term Loan B	7.500%	3/18/19	B2	3,030,000
1,162	Gray Television, Inc., Term Loan B	3.750%	12/31/14	B+	1,154,093
1,436	Idearc, Inc., Term Loan	11.000%	12/31/15	Caa3	842,542
3,464	Radio One Inc., First Lien, Term Loan B	7.500%	2/14/17	B+	3,429,501
2,513	Tribune Company, Term Loan B, (6)	0.000%	6/04/14	Ca	1,839,429
10,758	Univision Communications, Inc., Term Loan	4.496%	3/31/17	B+	10,336,433
2,143	UPC Financing Partnership, Term Loan AB	4.750%	12/31/17	Ba3	2,148,214
6,600	WideOpenWest Finance LLC, Term Loan B, DD1	6.250%	7/12/18	B1	6,567,000
3,050	Yell Group PLC, Term Loan	3.996%	7/31/14	N/R	849,515
47,260	Total Media				42,894,743
	Multiline Retail – 0.6% (0.4% of Total Investments)
1,131	99 Cents Only Stores, Term Loan B1	5.250%	1/11/19	B+	1,135,755
933	Bass Pro Group, Term Loan B	5.250%	6/13/17	BB-	940,459
2,064	Total Multiline Retail				2,076,214
	Oil, Gas & Consumable Fuels – 5.1% (3.6% of Total Investments)
5,250	Alon USA Energy Inc., First Lien, Term Loan	2.496%	8/05/13	B+	5,145,202
656	Alon USA Energy Inc., First Lien, Term Loan	2.496%	8/05/13	B+	643,168
2,879	CCS Corporation, Term Loan B	3.246%	11/14/14	B	2,827,208
995	CCS Corproation, Delayed Draw, Term Loan	3.246%	11/14/14	B	976,853
1,500	Crestwood Holdings LLC, Term Loan B	9.750%	3/26/18	CCC+	1,520,000
4,100	Energy Transfer Equity LP, Term Loan B	3.750%	3/23/17	BB	4,048,750
1,650	EP Energy LLC, Term Loan B	6.500%	5/24/18	BB-	1,674,235
2,200	Gibson Energy Inc., First Lien, Term Loan	4.750%	5/18/18	BB-	2,213,792
19,230	Total Oil, Gas & Consumable Fuels				19,049,208
	Paper & Forest Products – 2.2% (1.5% of Total Investments)
3,642	Newark Group, DIP Term Loan	12.500%	3/31/14	Caa1	3,459,818
4,979	Wilton Products, Term Loan	3.500%	8/01/14	N/R	4,680,275
8,621	Total Paper & Forest Products				8,140,093

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Personal Products – 0.4% (0.3% of Total Investments)
$1,428	Prestige Brands, Inc., Term Loan	5.267%	1/27/19	BB-	$1,441,270
	Pharmaceuticals – 7.2% (4.9% of Total Investments)
1,000	Bausch & Lomb, Delayed Term Loan, (5)	2.594%	11/10/15	B+	1,002,500
6,000	Bausch & Lomb, Term Loan	5.250%	5/17/19	B+	6,012,750
2,168	Convatec Healthcare, Term Loan B	5.750%	12/30/16	Ba3	2,170,361
180	Graceway Pharmaceuticals, Term Loan, Second Lien, (6)	0.000%	5/03/12	N/R	198,291
3,125	Graceway Pharmaceuticals, Term Loan, Second Lien, (6)	0.000%	5/03/13	N/R	93,750
3,980	Pharmaceutical Product Development Inc., Term Loan	6.250%	12/05/18	BB-	4,033,897
3,960	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	3,968,637
3,150	Valeant Pharmaceuticals International, Term Loan B	4.750%	2/13/19	BBB-	3,163,388
2,662	Warner Chilcott PLC, Term Loan B1	4.250%	3/17/18	BBB-	2,665,791
1,331	Warner Chilcott PLC, Term Loan B2	4.250%	3/17/18	BBB-	1,332,895
1,830	Warner Chilcott PLC, Term Loan B3	4.250%	3/17/18	BBB-	1,832,731
29,386	Total Pharmaceuticals				26,474,991
	Real Estate Investment Trust – 1.8% (1.2% of Total Investments)
3,323	Istar Financial Inc., Term Loan A2	5.000%	6/28/13	BB-	3,325,901
1,997	Walter Investment Management Corporation, Second Lien, Term Loan	12.500%	12/30/16	B-	2,019,965
1,143	Walter Investment Management, First Lien, Term Loan	7.750%	6/30/16	B+	1,180,583
6,463	Total Real Estate Investment Trust				6,526,449
	Real Estate Management & Development – 3.4% (2.4% of Total Investments)
8,175	Capital Automotive LP, Term Loan B	5.250%	3/11/17	Ba3	8,185,124
1,304	LNR Property Corporation, Term Loan B	4.750%	4/29/16	BB+	1,308,736
3,457	Realogy Corporation, Delayed Term Loan	4.499%	10/10/16	B1	3,280,505
12,936	Total Real Estate Management & Development				12,774,365
	Road & Rail – 1.4% (1.0% of Total Investments)
5,279	Swift Transportation Company, Inc., Term Loan B2	5.000%	12/21/17	BB	5,322,103
	Semiconductors & Equipment – 1.1% (0.7% of Total Investments)
2,958	NXP BV, Term Loan	4.500%	3/03/17	B-	2,927,975
1,042	Spansion Inc., Term Loan	4.750%	2/09/15	BB+	1,048,228
4,000	Total Semiconductors & Equipment				3,976,203
	Software – 11.6% (8.0% of Total Investments)
6,000	Attachmate Corporation, First Lien, Term Loan	7.250%	11/22/17	BB-	6,000,936
5,022	Blackboard Inc., First Lien, Term Loan	7.500%	9/23/18	B+	4,933,425
2,701	DataTel Inc., Term Loan B	6.250%	7/19/18	B+	2,728,887
4,000	IPC Acquisition Corporation, Second Lien, Term Loan	5.496%	6/01/15	CCC	3,377,452
3,380	IPC Systems, Inc., Term Loan, First Lien	5.496%	7/31/17	B1	3,278,174
11,097	Lawson Software Inc., Term Loan B	6.250%	4/05/18	Ba3	11,216,826
5,000	Misys PLC, Term Loan, First Lien	7.250%	12/12/18	B1	4,942,190
5,891	SS&C Technologies Inc., Term Loan B1	5.000%	6/07/19	BB-	5,883,297
609	SS&C Technologies Inc., Term Loan B2	5.000%	6/07/19	BB-	608,232
43,700	Total Software				42,969,419
	Specialty Retail – 3.3% (2.3% of Total Investments)
2,313	Amscan Holdings Inc., Term Loan B	5.750%	7/23/19	B1	2,319,528
475	Claires Stores, Term Loan B	3.056%	5/29/14	B	454,589
2,820	Jo-Ann Stores Inc., Term Loan B	4.750%	3/16/18	B+	2,801,604
1,493	Lord & Taylor Holdings, Term Loan	5.750%	12/21/18	BB	1,502,761
2,000	Savers, Inc., Term Loan B	7.250%	6/28/19	Ba3	2,020,000
1,715	Toys "R" Us, Term Loan	6.000%	9/01/16	B+	1,633,262
1,440	Toys "R" Us, Term Loan	5.250%	5/17/18	B+	1,350,641
12,256	Total Specialty Retail				12,082,385

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Textiles, Apparel & Luxury Goods – 0.5% (0.4% of Total Investments)
$2,000	Wolverine World Wide Inc., Term Loan B, WI/DD	TBD	TBD	BB	$2,011,250
	Wireless Telecommunication Services – 3.0% (2.1% of Total Investments)
4,569	Asurion Corporation, Term Loan B	5.500%	5/24/18	BB-	4,564,323
8,675	Clear Channel Communications Inc., Term Loan B	3.896%	1/29/16	CCC+	6,571,498
13,244	Total Wireless Telecommunication Services				11,135,821
$466,196	Total Variable Rate Senior Loan Interests (cost $451,691,753)				450,008,473
Shares	Description (1)				Value
	Common Stocks – 2.5% (1.7% of Total Investments)
	Building Products – 0.9% (0.6% of Total Investments)
124,402	Masonite Worldwide Holdings, (7), (12)				$3,472,893
	Hotels, Restaurants & Leisure – 0.1% (0.1% of Total Investments)
42,041	BLB Worldwide Holdings Inc., (7), (12)				483,472
	Media – 1.5% (1.0% of Total Investments)
182,499	Metro-Goldwyn-Mayer, (7), (12)				5,474,970
	Total Common Stocks (cost $16,996,423)				9,431,335
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Convertible Bonds – 0.4% (0.3% of Total Investments)
	Communications Equipment – 0.4% (0.3% of Total Investments)
$550	Nortel Networks Corp., (6)	1.750%	4/15/14	N/R	$543,125
1,000	Nortel Networks Corp., (6)	2.125%	4/15/14	D	990,000
$1,550	Total Convertible Bonds (cost $1,307,500)				1,533,125
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 13.4% (9.3% of Total Investments)
	Commercial Services & Supplies – 0.1% (0.1% of Total Investments)
$500	Ceridian Corporation	11.250%	11/15/15	CCC	$490,000
	Communications Equipment – 1.0% (0.7% of Total Investments)
1,000	Avaya Inc.	10.125%	11/01/15	CCC+	787,500
1,750	Avaya Inc.	9.750%	11/01/15	CCC+	1,365,000
1,000	Nortel Networks Limited, (6)	0.000%	7/15/13	N/R	1,027,500
450	Nortel Networks Limited, (6)	10.750%	7/15/16	N/R	497,250
4,200	Total Communications Equipment				3,677,250
	Distributors – 0.3% (0.2% of Total Investments)
1,000	HD Supply Inc., 144A	8.125%	4/15/19	B+	1,090,000
	Diversified Telecommunication Services – 0.9% (0.6% of Total Investments)
750	IntelSat Bermuda Limited, 144A	11.500%	2/04/17	CCC+	780,000
750	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	780,000
1,500	IntelSat Bermuda Limited	11.250%	2/04/17	CCC+	1,560,000
3,000	Total Diversified Telecommunication Services				3,120,000
	Health Care Equipment & Supplies – 1.4% (1.0% of Total Investments)
2,450	Chiron Merger Sub Inc., 144A	10.500%	11/01/18	B	2,590,875
2,500	Merge Healthcare Inc.	11.750%	5/01/15	B+	2,637,500
4,950	Total Health Care Equipment & Supplies				5,228,375

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Health Care Providers & Services – 2.7% (1.9% of Total Investments)
$2,000	Aurora Diagnostics Holdings LLC	10.750%	1/15/18	B3	$2,005,000
2,750	HCA Inc., (8)	8.500%	4/15/19	BB+	3,098,906
1,000	LifeCare Holdings Inc.	9.250%	8/15/13	C	535,000
396	Select Medical Corporation	7.625%	2/01/15	B-	399,960
3,000	Select Medical Corporation	6.494%	9/15/15	B-	2,947,500
1,000	Wolverine Healthcare Analytics, 144A	10.625%	6/01/20	CCC+	1,062,500
10,146	Total Health Care Providers & Services				10,048,866
	Household Products – 0.9% (0.6% of Total Investments)
2,750	Spectrum Brands Inc.	9.500%	6/15/18	BB-	3,141,875
	IT Services – 0.9% (0.6% of Total Investments)
2,000	First Data Corporation, 144A	7.375%	6/15/19	BB-	2,087,500
1,228	First Data Corporation	10.550%	9/24/15	B-	1,258,995
3,228	Total IT Services				3,346,495
	Machinery – 0.5% (0.4% of Total Investments)
2,000	NES Rental Holdings Inc., 144A	12.250%	4/15/15	CCC+	1,975,000
	Media – 2.4% (1.6% of Total Investments)
5,500	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC-	4,551,250
3,750	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	2,175,000
3,600	Clear Channel Communications, Inc.	6.875%	6/15/18	CCC-	1,638,000
400	WMG Acquisition Group	11.500%	10/01/18	B-	443,000
13,250	Total Media				8,807,250
	Multiline Retail – 0.2% (0.1% of Total Investments)
500	Number Merger Sub Inc., 144A	11.000%	12/15/19	Caa1	546,875
	Pharmaceuticals – 0.8% (0.6% of Total Investments)
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	BB-	2,065,000
1,000	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	BB-	1,032,500
3,000	Total Pharmaceuticals				3,097,500
	Road & Rail – 0.5% (0.4% of Total Investments)
2,000	Avis Budget Car Rental	3.003%	5/15/14	B+	1,977,500
	Software – 0.8% (0.5% of Total Investments)
850	Lawson Software Inc., 144A	11.500%	7/15/18	B-	962,625
1,875	Lawson Software Inc., 144A	9.375%	4/01/19	B-	2,006,250
2,725	Total Software				2,968,875
$53,249	Total Corporate Bonds (cost $48,197,567)				49,515,861
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Asset-Backed Securities – 4.5% (3.0% of Total Investments)
$2,500	BlueMountain Collateralized Loan Obligations Limited 2012-1A, 144A	6.314%	7/20/23	BB	$2,061,615
1,500	Flatiron Collateralized Loan Obligation Limited, Series 2011-1A	5.236%	1/15/23	BB	1,276,887
1,500	Fraser Sullivan Collateralized Loan Obligations Limited, Series 2011-6A, 144A	5.988%	11/22/22	BB	1,268,454
2,000	LCM Limited Partnership, Collateralized Loan Obligations, 144A	6.427%	4/15/22	BB	1,697,022
1,200	LCM Limited Partnership, Collateralized Loan Obligations, 144A	5.277%	4/15/22	BBB	1,099,072
1,500	LCM Limited Partnership, Collateralized Loan Obligations	5.600%	4/19/22	BB	1,235,937
1,500	Madoson Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	5.350%	4/22/22	BB	1,252,344
1,000	Madoson Park Funding Limited, Collateralized Loan Obligations, Series 2012-8A, 144A	3.993%	4/22/22	BBB	876,836
2,000	Oak Hill Credit Partners IV Limited, Collatrealized Loan Obligation Series 2012-6A	5.966%	5/15/23	BB	1,663,856
2,500	Race Point Collateralized Loan Obligations, Series 2011-5A, 144A	6.935%	12/15/22	BB	2,196,553

Nuveen Investments

JRO

Nuveen Floating Rate Income Opportunity Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Asset-Backed Securities (continued)
$2,000	Race Point Collateralized Loan Obligations, Series 2012-6A, 144A	5.966%	5/24/23	BB	$1,634,311
$19,200	Total Asset-Backed Securities (cost $16,133,553)				16,262,887
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 2.5% (1.7% of Total Investments)
$9,226	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/12, repurchase price $9,226,241, collateralized by $9,400,000 U.S. Treasury Notes, 0.250%, due 3/31/14, value $9,411,750	0.010%	8/01/12		$9,226,238
	Total Short-Term Investments (cost $9,226,238)				9,226,238
	Total Investments (cost $543,553,034) – 144.9%				535,977,919
	Borrowings – (43.2)% (9), (10)				(159,900,000)
	Other Assets Less Liabilities – (1.7)% (11)				(6,139,316)
	Net Assets Applicable to Common Shares – 100%				$369,938,603

Investments in Derivatives at July 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
Goldman Sachs	$29,317,500	Receive	1-Month USD-LIBOR	1.300%	Monthly	4/20/14	$(534,862)
Morgan Stanley	29,317,500	Receive	1-Month USD-LIBOR	2.201	Monthly	4/20/16	(1,896,672)
							$(2,431,534)

*  Annualized.

Nuveen Investments

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (5)  Investment, or portion of investment, represents an unfunded Senior Loan commitment outstanding at July 31, 2012.

  (6)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (7)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (8)  Investment, or portion of investment, has been pledged as collateral for investments in derivatives.

  (9)  Borrowings as a percentage of total investments is 29.8%.

  (10)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (11)  Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in   Derivatives at July 31, 2012.

  (12)  For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1—General Information and Significant Accounting Policies, Investment Valuation for more information.

  N/R  Not rated.

  N/A  Not applicable.

  DD1  Portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold   in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to   the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted   average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the   Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate

    See accompanying notes to financial statements.

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund

Portfolio of INVESTMENTS

  July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Variable Rate Senior Loan Interests – 120.7% (83.7% of Total Investments) (4)
	Airlines – 1.0% (0.7% of Total Investments)
$1,980	Delta Air Lines Inc., Term Loan B	5.500%	4/20/17	Ba2	$1,986,188
	Auto Components – 0.5% (0.3% of Total Investments)
1,000	Goodyear Tire & Rubber Company, Term Loan	4.750%	4/30/19	Ba1	990,500
	Biotechnology – 4.1% (2.8% of Total Investments)
2,073	Alkermes, Inc., Term Loan B	6.750%	9/16/17	BB	2,101,419
2,000	Alkermes, Inc., Term Loan, Second Lien	9.500%	9/16/18	B	2,057,500
2,961	Carestream Health Inc., Term Loan B	5.000%	2/25/17	BB-	2,870,780
1,000	Explorer Holdings, Inc., Term Loan, First Lien	8.000%	6/29/18	B+	972,500
8,034	Total Biotechnology				8,002,199
	Building Products – 0.3% (0.2% of Total Investments)
636	Goodman Global Inc., Second Lien, Term Loan	9.000%	10/28/17	B-	647,500
	Capital Markets – 1.3% (0.9% of Total Investments)
2,475	Citco Group, Term Loan	5.500%	6/29/18	N/A	2,453,376
	Chemicals – 2.7% (1.9% of Total Investments)
986	Ashland Inc., Term Loan B	3.750%	8/23/18	Baa3	991,570
1,197	Ineos US Finance LLC, Term Loan B	6.500%	5/04/18	B+	1,175,411
2,000	PQ Corporation, Second Lien, Term Loan	6.746%	7/30/15	B-	1,907,500
1,247	Styron Corporation, Term Loan B, DD1	6.000%	8/02/17	B+	1,164,064
5,430	Total Chemicals				5,238,545
	Commercial Banks – 1.2% (0.8% of Total Investments)
2,337	Ocwen Financial Corporation, Term Loan	7.000%	9/01/16	B1	2,351,382
	Commercial Services & Supplies – 4.0% (2.8% of Total Investments)
2,000	Booz Allen & Hamilton Inc., Term Loan B, WI/DD	TBD	TBD	BB	2,005,000
2,402	Brickman Group Holdings Inc., Term Loan B	5.500%	10/14/16	B+	2,411,354
499	Houghton Mifflin Company, DIP Term Loan B	7.250%	11/22/13	N/R	499,373
1,793	ServiceMaster Company, Delayed Draw, Term Loan	2.798%	7/24/14	B+	1,785,213
179	ServiceMaster Company, Term Loan B	2.750%	7/24/14	B+	177,774
993	SkillSoft PLC, Term Loan	6.500%	10/21/17	BB-	1,001,805
7,866	Total Commercial Services & Supplies				7,880,519
	Communications Equipment – 3.6% (2.5% of Total Investments)
794	Aspect Software, Inc., Term Loan, Tranche B	6.250%	5/07/16	Ba3	788,019
2,412	Avaya Inc., Term Loan B1	3.217%	10/27/14	B1	2,241,632
998	Genesys Telecommunications Laboratories Inc., Term Loan B	6.750%	1/31/19	BB-	1,004,981
1,752	Presidio, Inc., Term Loan	7.250%	3/31/17	Ba3	1,767,201
1,172	Telesat Holdings Inc., Term Loan B	4.250%	3/28/19	BB-	1,169,364
7,128	Total Communications Equipment				6,971,197
	Construction Materials – 0.1% (0.1% of Total Investments)
170	Schaeffler AG, First Lien, Term Loan C2	6.000%	1/27/17	B1	170,798

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Consumer Finance – 3.7% (2.5% of Total Investments)
$2,000	National Equipment Services, Inc., Term Loan	13.250%	5/23/14	Ba3	$1,980,000
1,000	Residential Capital LLC, DIP Term Loan A1	5.000%	11/18/13	BB	1,010,000
500	Residential Capital LLC, DIP Term Loan A2, WI/DD	TBD	TBD	BB	507,500
1,746	Royalty Pharma Finance Trust, Term Loan	4.000%	11/09/18	Baa2	1,747,082
2,000	Springleaf Finance Corporation, Term Loan	5.500%	5/10/17	B3	1,910,834
7,246	Total Consumer Finance				7,155,416
	Containers & Packaging – 3.0% (2.1% of Total Investments)
2,553	Reynolds Group Escrow, Term Loan	6.500%	8/09/18	BB-	2,585,382
3,185	Sealed Air Corporation, Term Loan B	4.750%	10/03/18	Ba1	3,230,402
5,738	Total Containers & Packaging				5,815,784
	Distributors – 1.6% (1.1% of Total Investments)
3,000	HD Supply Inc., Term Loan B	7.250%	10/12/17	B+	3,071,250
	Diversified Consumer Services – 1.0% (0.7% of Total Investments)
1,963	Laureate Education, Inc., Delayed Term Loan	5.250%	6/15/18	B1	1,888,906
	Diversified Financial Services – 0.5% (0.3% of Total Investments
1,000	Harland Clarke Holdings Corporation, Tranche B, Term Loan, WI/DD	TBD	TBD	B+	905,417
	Diversified Telecommunication Services – 2.8% (2.0% of Total Investments)
2,000	Level 3 Financing, Inc., Term Loan	5.750%	9/01/18	Ba3	2,013,334
3,500	Zayo Group, LLC Term Loan, DD1	7.125%	7/02/19	B1	3,552,500
5,500	Total Diversified Telecommunication Services				5,565,834
	Electrical Equipment – 0.5% (0.4% of Total Investments)
1,000	Sensus Metering Systems Inc., Second Lien, Term Loan	8.500%	5/09/18	B-	1,001,875
	Electronic Equipment & Instruments – 0.6% (0.4% of Total Investments)
1,489	Smart Modular Technologies, Term Loan B	8.250%	8/26/17	B+	1,205,888
	Food & Staples Retailing – 0.5% (0.3% of Total Investments)
900	Wendy's/Arby's Restaraunts LLC, Term Loan B	4.750%	5/15/19	Ba2	901,781
	Food Products – 1.0% (0.7% of Total Investments)
959	Del Monte Corporation, Term Loan B	4.500%	3/08/18	Ba3	944,372
1,000	Ferrara Candy Company, Term Loan B	7.500%	6/18/18	B	1,003,125
1,959	Total Food Products				1,947,497
	Health Care Equipment & Supplies – 2.5% (1.8% of Total Investments)
1,313	Hologic Incorporated, Senior Loan, WI/DD	TBD	TBD	BBB-	1,322,071
3,582	Kinetic Concepts, Inc., Term Loan B	7.000%	5/04/18	Ba2	3,639,312
4,895	Total Health Care Equipment & Supplies				4,961,383
	Health Care Providers & Services – 18.1% (12.5% of Total Investments)
981	Ardent Medical Services Inc., First Lien, Term Loan	6.500%	9/15/15	B1	983,927
2,308	Community Health Systems, Inc., Term Loan B	2.577%	7/25/14	BB	2,303,455
983	CRC Health Group Inc., Term Loan B3	8.500%	11/16/15	B1	973,046
3,016	Emdeon Business Services Loan	5.000%	11/02/18	BB-	3,027,944
1,360	Gentiva, Term Loan B	6.500%	8/17/16	B1	1,268,034
3,171	Golden Gate National Senior Care LLC, Term Loan	5.000%	5/04/18	B+	3,062,060
2,000	HCA, Term Loan B	3.711%	3/31/17	BB	1,974,376
1,194	Health Management Associates, Inc., Term Loan	4.500%	11/16/18	BB-	1,196,030
1,237	IASIS Healthcare LLC, Term Loan B	5.000%	5/03/18	Ba3	1,236,703
361	Kindred Healthcare Inc., Term Loan	5.250%	6/01/18	Ba3	348,354
933	LHP Operations Company LLC, Term Loan B	9.000%	6/29/18	B	938,000
163	LifeCare Holdings Inc, Term Loan B	8.206%	2/01/16	N/R	143,422

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Providers & Services (continued)
$1,879	LifeCare Holdings, New Term Loan	8.206%	2/01/16	N/R	$1,653,478
907	MultiPlan, Inc., Term Loan	4.750%	8/26/17	Ba3	905,371
2,024	National Mentor Inc., Term Loan B	7.000%	2/09/17	B+	2,004,131
2,978	RegionalCare Hospital Partners , Term Loan B	8.000%	11/03/18	B	2,976,258
1,980	Select Medical Holdings Corporation, Term Loan B	5.500%	6/01/18	BB	1,949,682
2,500	Sheridan Holdings, Inc., Term Loan, First Lien	6.000%	7/01/18	B+	2,500,783
1,000	Sheridan Holdings, Inc., Term Loan, Second Lien	9.000%	7/01/19	B-	1,008,750
994	Skilled Healthcare Group, Term Loan B	6.750%	4/09/16	B1	991,266
739	Sun Healthcare Group, Inc., Term Loan	8.750%	10/18/16	Ba1	736,328
2,300	Truven Health Analytics, Term Loan	6.750%	6/06/19	Ba3	2,310,062
750	U.S. Renal Care, Inc., Term Loan, Second Lien	10.250%	12/02/19	CCC+	757,500
35,758	Total Health Care Providers & Services				35,248,960
	Health Care Technology – 0.5% (0.4% of Total Investments)
999	Fenwal Inc., Second Lien, Term Loan	5.717%	8/28/14	B	997,863
	Hotels, Restaurants & Leisure – 3.7% (2.6% of Total Investments)
2,367	24 Hour Fitness Worldwide Inc., Term Loan B	7.500%	4/22/16	Ba3	2,382,307
347	Caesars Octavius, Term Loan B	9.250%	4/25/17	B	339,515
2,534	CCM Merger Inc.	6.000%	3/01/17	B+	2,521,279
1,995	Landry's Restaurants Inc., Term Loan B	6.500%	4/24/18	B+	2,004,135
7,243	Total Hotels, Restaurants & Leisure				7,247,236
	Household Products – 1.6% (1.1% of Total Investments)
3,147	Spectrum Brands, Term Loan	5.000%	6/17/16	B1	3,163,696
	Industrial Conglomerates – 3.4% (2.3% of Total Investments)
990	Eagle Parent Inc., First Lien, Term Loan	5.000%	5/16/18	Ba3	985,545
772	Property Data US I Inc., Term Loan B	7.000%	1/04/17	Ba3	728,161
2,000	SRAM LLC, Second Lien, Term Loan	8.500%	12/07/18	B-	2,015,000
2,963	US Foodservice, Term Loan B	5.750%	3/31/17	B-	2,845,235
6,725	Total Industrial Conglomerates				6,573,941
	Internet Software & Services – 5.5% (3.8% of Total Investments)
2,407	Go Daddy Group Inc, First Lien, Term Loan	5.500%	12/17/18	Ba3	2,382,744
1,492	Sabre, Inc., Term Loan	5.996%	9/30/17	B1	1,460,729
2,000	San Juan Cable LLC, Second Lien, Term Loan	10.000%	6/09/18	CCC+	1,990,000
1,998	SkillSoft PLC Term Loan	6.500%	5/26/17	BB-	2,016,969
3,002	WebCom Group Inc., First Lien	7.000%	10/27/17	Ba3	2,984,948
10,899	Total Internet Software & Services				10,835,390
	IT Services – 5.0% (3.5% of Total Investments)
1,426	First Data Corporation, Term Loan B-1	5.247%	3/24/17	B+	1,383,377
2,666	Frac Tech International LLC, Term Loan B, DD1	6.250%	5/06/16	B+	2,312,931
716	NeuStar Inc., Term Loan B	5.000%	11/08/18	BB+	718,299
298	Sabre, Inc., Term Loan	5.996%	12/29/17	B1	291,246
1,276	SRA International Inc., Term Loan B	6.500%	7/20/18	B1	1,224,578
2,641	Virtu Financial LLC, First Lien, Term Loan	7.500%	7/08/16	Ba1	2,663,823
1,154	Webcom Inc., Term Loan, Second Lien	11.000%	10/27/18	B3	1,188,432
10,177	Total IT Services				9,782,686
	Leisure Equipment & Products – 2.2% (1.5% of Total Investments)
1,990	Academy Limited, Term Loan	6.000%	8/03/18	B	2,003,689
715	Eastman Kodak, DIP Term Loan	8.500%	7/20/13	B1	714,625
1,650	Wembley PLC, Term Loan B	8.500%	11/05/15	BB	1,661,001
4,355	Total Leisure Equipment & Products				4,379,315

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Machinery – 0.4% (0.3% of Total Investments)
$796	Rexnord Corporation, Replacement Term Loan	5.000%	4/01/18	BB	$802,348
	Media – 7.8% (5.4% of Total Investments)
567	Atlantic Broadband Finance LLC, Second Lien, Term Loan	9.750%	10/04/19	B-	595,000
1,005	Atlantic Broadband Finance LLC, Term Loan B	5.250%	4/04/19	Ba3	1,011,281
1,387	Cengage Learning Inc., Term Loan B	5.750%	7/04/17	B+	1,200,562
998	Cequel Communications LLC., Term Loan B	4.000%	2/14/19	Ba2	988,850
998	Charter Communications Operating, LLC, Term Loan B	4.000%	5/15/19	BB+	997,818
995	Cumulus Media, Inc., Term Loan B	5.750%	9/17/18	Ba2	1,001,436
1,000	Cumulus Media, Inc., Term Loan B	7.500%	3/18/19	B2	1,010,000
794	Entercom Communications Corporation, Term Loan	6.250%	11/23/18	BB-	797,821
517	Newport Television LLC, Term Loan B	9.000%	9/14/16	B-	520,958
1,870	Newport Television LLC, Term Loan B	9.000%	9/14/16	B2	1,886,535
990	Radio One Inc., First Lien, Term Loan B	7.500%	2/14/17	B+	979,857
2,571	UPC Financing Partnership, Term Loan AB	4.750%	12/31/17	Ba3	2,577,858
1,760	WideOpenWest Finance LLC, Term Loan B	6.250%	7/12/18	B1	1,751,200
15,452	Total Media				15,319,176
	Multiline Retail – 1.3% (0.9% of Total Investments)
565	99 Cents Only Stores, Term Loan B1	5.250%	1/11/19	B+	567,875
1,866	Bass Pro Group, Term Loan B	5.250%	6/13/17	BB-	1,880,917
2,431	Total Multiline Retail				2,448,792
	Oil, Gas & Consumable Fuels – 4.6% (3.2% of Total Investments)
440	Alon USA Energy Inc., First Lien, Term Loan	2.496%	8/05/13	B+	430,971
55	Alon USA Energy Inc., First Lien, Term Loan	2.496%	8/05/13	B+	53,871
1,241	Buffalo Gulf Coast Terminals, Term Loan	7.500%	10/31/17	BB+	1,248,379
992	CCS Corporation, Term Loan B	3.246%	11/14/14	B	974,224
746	CCS Corproation, Delayed Draw, Term Loan	3.246%	11/14/14	B	732,640
750	Crestwood Holdings LLC, Term Loan B	9.750%	3/26/18	CCC+	760,000
1,720	Energy Transfer Equity LP, Term Loan B	3.750%	3/23/17	BB	1,698,498
1,000	EP Energy LLC, Term Loan B	6.500%	5/24/18	BB-	1,014,685
2,127	Gibson Energy Inc., First Lien, Term Loan	4.750%	5/18/18	BB-	2,140,300
9,071	Total Oil, Gas & Consumable Fuels				9,053,568
	Pharmaceuticals – 6.8% (4.7% of Total Investments)
3,000	Bausch & Lomb, Term Loan	5.250%	5/17/19	B+	3,006,375
1,941	Convatec Healthcare, Term Loan B	5.750%	12/30/16	Ba3	1,942,679
2,985	Pharmaceutical Product Development Inc., Term Loan	6.250%	12/05/18	BB-	3,025,423
1,980	Quintiles Transnational Corporation, Term Loan B	5.000%	6/08/18	BB-	1,984,318
2,250	Valeant Pharmaceuticals International, Term Loan B	4.750%	2/13/19	BBB-	2,259,562
453	Warner Chilcott PLC, Term Loan B1	4.250%	3/17/18	BBB-	453,165
226	Warner Chilcott PLC, Term Loan B2	4.250%	3/17/18	BBB-	226,582
311	Warner Chilcott PLC, Term Loan B3	4.250%	3/17/18	BBB-	311,551
13,146	Total Pharmaceuticals				13,209,655
	Real Estate Investment Trust – 2.8% (1.9% of Total Investments)
1,591	Istar Financial Inc., Term Loan A2	5.000%	6/28/13	BB-	1,591,972
242	Istar Financial Inc., Term Loan A2	5.250%	3/19/16	BB-	242,958
143	Realogy Corporation, Synthetic Term Loan	4.507%	10/10/16	B1	135,775
1,997	Walter Investment Management Corporation, Second Lien, Term Loan	12.500%	12/30/16	B-	2,019,965
1,350	Walter Investment Management, First Lien Term Loan	7.750%	6/30/16	B+	1,395,000
5,323	Total Real Estate Investment Trust				5,385,670
	Real Estate Management & Development – 2.6% (1.8% of Total Investments)
3,252	Capital Automotive LP, Term Loan B	5.250%	3/11/17	Ba3	3,256,251
1,829	Realogy Corporation, Delayed Term Loan	4.499%	10/10/16	B1	1,735,187
5,081	Total Real Estate Management & Development				4,991,438

Nuveen Investments

Principal Amount (000)	Description (1)	Weighted Average Coupon	Maturity (2)	Ratings (3)	Value
	Road & Rail – 1.1% (0.8% of Total Investments)
$564	Avis Budget Car Rental, Term Loan	6.250%	9/22/18	Ba1	$567,453
1,566	Swift Transportation Company, Inc., Term Loan B2	5.000%	12/21/17	BB	1,578,872
2,130	Total Road & Rail				2,146,325
	Semiconductors & Equipment – 1.1% (0.8% of Total Investments)
956	Microsemi Corporation, Term Loan B	TBD	TBD		952,018
1,191	NXP BV, Term Loan	5.500%	3/03/17	B+	1,194,474
2,147	Total Semiconductors & Equipment				2,146,492
	Software – 11.5% (8.0% of Total Investments)
4,000	Attachmate Corporation, First Lien, Term Loan	7.250%	11/22/17	BB-	4,000,624
1,990	Blackboard Inc., First Lien, Term Loan	7.500%	9/23/18	B+	1,954,753
900	DataTel Inc., Term Loan B	6.250%	7/19/18	B+	909,636
3,800	IPC Acquisition Corporation, Second Lien, Term Loan	5.496%	6/01/15	CCC	3,208,579
908	IPC Systems, Inc., Term Loan, First Lien	5.496%	7/31/17	B1	881,114
3,491	Lawson Software Inc., Term Loan B	6.250%	4/05/18	Ba3	3,528,889
2,750	Misys PLC, Term Loan, First Lien	7.250%	12/12/18	Ba3	2,718,205
2,719	SS&C Technologies Inc., Term Loan B1	5.000%	6/07/19	BB-	2,715,368
281	SS&C Technologies Inc., Term Loan B2	5.000%	6/07/19	BB-	280,723
1,237	Vertafore Inc., Term Loan	5.250%	7/29/16	B+	1,237,702
1,000	Vertafore Inc., Term Loan	9.750%	10/29/17	CCC+	996,250
23,076	Total Software				22,431,843
	Specialty Retail – 3.2% (2.2% of Total Investments)
1,388	Amscan Holdings Inc., Term Loan B	5.750%	7/23/19	B1	1,391,717
1,679	J Crew Operating Corporation, Term Loan	4.750%	3/07/18	B1	1,663,269
1,063	Jo-Ann Stores Inc., Term Loan B	4.750%	3/16/18	B+	1,055,672
746	Lord & Taylor Holdings, Term Loan	5.750%	12/21/18	BB	751,380
1,000	Savers, Inc., Term Loan B	7.250%	6/28/19	Ba3	1,010,000
477	Toys "R" Us, Term Loan	6.000%	9/01/16	B+	454,667
6,353	Total Specialty Retail				6,326,705
	Textiles, Apparel & Luxury Goods – 0.4% (0.3% of Total Investments)
750	Wolverine World Wide Inc., Term Loan B, WI/DD	TBD	TBD	BB	754,219
	Wireless Telecommunication Services – 0.6% (0.4% of Total Investments)
1,477	Clear Channel Communications Inc., Term Loan B	3.896%	1/29/16	CCC+	1,118,449
$238,282	Total Variable Rate Senior Loan Interests (cost $232,892,174)				235,477,002
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	Corporate Bonds – 18.1% (12.5% of Total Investments)
	Building Products – 1.1% (0.8% of Total Investments)
$2,000	McJunkin Red Man Corporation	9.500%	12/15/16	B	$2,165,000
	Commercial Services & Supplies – 0.2% (0.2% of Total Investments)
500	Ceridian Corporation	11.250%	11/15/15	CCC	490,000
	Communications Equipment – 0.6% (0.4% of Total Investments)
1,500	Avaya Inc.	9.750%	11/01/15	CCC+	1,170,000
	Diversified Telecommunication Services – 1.1% (0.7% of Total Investments)
1,500	IntelSat Bermuda Limited, 144A	11.500%	2/04/17	CCC+	1,560,000
500	IntelSat Bermuda Limited	11.500%	2/04/17	CCC+	520,000
2,000	Total Diversified Telecommunication Services				2,080,000

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (2)	Ratings (3)	Value
	Health Care Equipment & Supplies – 1.5% (1.0% of Total Investments)
$2,700	Chiron Merger Sub Inc., 144A	10.500%	11/01/18	B	$2,855,250
	Health Care Providers & Services – 2.7% (1.9% of Total Investments)
2,000	HCA Inc.	8.500%	4/15/19	BB+	2,253,750
500	Select Medical Corporation	7.625%	2/01/15	B-	505,000
500	Select Medical Corporation	6.494%	9/15/15	B-	491,250
1,000	Vanguard Health Holding LLC/Inc.	8.000%	2/01/18	B-	1,045,000
1,000	Wolverine Healthcare Analytics, 144A	10.625%	6/01/20	CCC+	1,062,500
5,000	Total Health Care Providers & Services				5,357,500
	Hotels, Restaurants & Leisure – 1.6% (1.1% of Total Investments)
1,000	Harrah's Operating Company, Inc.	11.250%	6/01/17	B	1,082,500
2,000	Seven Seas Cruises S de RL LLC, 144A	9.125%	5/15/19	B2	2,085,000
3,000	Total Hotels, Restaurants & Leisure				3,167,500
	Household Products – 1.5% (1.0% of Total Investments)
2,500	Spectrum Brands Inc.	9.500%	6/15/18	BB-	2,856,250
	Leisure Equipment & Products – 1.0% (0.7% of Total Investments)
1,700	The Academy Limited Finance, 144A	9.250%	8/01/19	CCC+	1,870,000
	Media – 1.3% (0.9% of Total Investments)
500	AMC Networks Inc.	7.750%	7/15/21	BB-	566,250
1,000	Clear Channel Communications, Inc.	5.500%	9/15/14	CCC-	827,500
2,000	Clear Channel Communications, Inc.	10.750%	8/01/16	CCC-	1,160,000
3,500	Total Media				2,553,750
	Multiline Retail – 0.3% (0.2% of Total Investments)
500	Number Merger Sub Inc., 144A	11.000%	12/15/19	Caa1	546,875
	Oil, Gas & Consumable Fuels – 1.2% (0.8% of Total Investments)
2,000	Chaparral Energy Inc.	9.875%	10/01/20	B-	2,265,000
	Pharmaceuticals – 2.1% (1.5% of Total Investments)
2,000	Valeant Pharmaceuticals International, 144A	7.000%	10/01/20	BB-	2,065,000
500	Valeant Pharmaceuticals International, 144A	7.250%	7/15/22	BB-	516,250
1,500	Warner Chilcott Company LLC	7.750%	9/15/18	BB-	1,621,875
4,000	Total Pharmaceuticals				4,203,125
	Software – 1.9% (1.3% of Total Investments)
2,550	Lawson Software Inc., 144A	11.500%	7/15/18	B-	2,887,875
750	Lawson Software Inc., 144A	9.375%	4/01/19	B-	802,500
3,300	Total Software				3,690,375
$34,200	Total Corporate Bonds (cost $33,082,196)				35,270,625
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 5.4% (3.8% of Total Investments)
$10,605	Repurchase Agreement with State Street Bank, dated 7/31/12, repurchase price $10,604,704, collateralized by $7,130,000 U.S. Treasury Bonds, 5.375%, due 2/15/31, value $10,824,039	0.010%	8/01/12		$10,604,701
	Total Short-Term Investments (cost $10,604,701)				10,604,701
	Total Investments (cost $276,579,071) – 144.2%				281,352,328
	Borrowings – (43.6)% (5), (6)				(85,000,000)
	Other Assets Less Liabilities – (0.6)% (7)				(1,187,528)
	Net Assets Applicable to Common Shares – 100%				$195,164,800

Nuveen Investments

JSD

Nuveen Short Duration Credit Opportunities Fund (continued)

Portfolio of INVESTMENTS July 31, 2012

Investments in Derivatives at July 31, 2012

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate*	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation)
Barclays PLC	$17,500,000	Receive	1-Month USD-LIBOR	1.143%	Monthly	9/15/16	$(438,330)
Morgan Stanley	17,500,000	Receive	1-Month USD-LIBOR	0.588	Monthly	9/15/14	(114,649)
Morgan Stanley	17,500,000	Receive	1-Month USD-LIBOR	1.659	Monthly	9/15/18	(771,254)
							$(1,324,233)

*  Annualized.

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (9)	Current Credit Spread (8)	Notional Amount	Fixed Rate*	Termination Date	Value	Unrealized Appreciation (Depreciation)
Bank of America	Best Buy Co, Inc.	Buy	14.93%	$2,000,000	1.000%	6/20/17	$570,502	$253,926
Citibank N.A.	Hasbro, Inc.	Buy	1.43	2,000,000	1.000	9/20/17	39,420	(17,120)
Citibank N.A.	Kohl's Corporation	Buy	1.86	1,000,000	1.000	9/20/17	39,561	7,008
Citibank N.A.	The Kroger Co.	Buy	1.68	2,000,000	1.000	9/20/17	62,856	33,235
Citibank N.A.	Safeway, Inc.	Buy	4.77	2,250,000	1.000	9/20/17	354,167	71,787
Citibank N.A.	Dean Foods Company	Buy	5.92	1,000,000	5.000	9/20/17	31,210	(8,988)
Citibank N.A.	J.C. Penney Company, Inc.	Buy	13.98	2,000,000	1.000	6/20/17	532,601	264,347
Deutsche Bank	Delhaize America, LLC	Buy	3.97	1,000,000	1.000	9/20/17	126,885	37,617
Morgan Stanley	Radioshack Corporation	Buy	8.33	1,000,000	5.000	9/20/13	116,095	(8,905)
Morgan Stanley	Kohl's Corporation	Buy	1.86	2,000,000	1.000	9/20/17	79,123	14,016
								$646,923

*  Annualized.

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (3)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (4)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

  (5)  Borrowings as a percentage of total investments is 30.2%.

  (6)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (7)  Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at July 31, 2012.

  (8)  The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

  (9)  The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

  N/R  Not rated.

  N/A  Not applicable.

  DD1  Portion of investment purchased on a delayed delivery basis.

  WI/DD  Purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

July 31, 2012

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Assets
Investments, at value (cost $346,572,909, $839,713,383, $543,553,034 and $276,579,071, respectively)	$337,093,200	$825,147,713	$535,977,919	$281,352,328
Cash	1,221,351	2,846,915	1,450,000	1,514,406
Credit default swaps premiums paid	—	—	—	1,305,497
Unrealized appreciation on credit default swaps, net	—	—	—	646,923
Receivables:
Interest	1,856,207	4,282,548	3,236,971	1,548,009
Investments sold	3,143,550	6,191,113	5,312,382	5,605,250
Matured senior loans	503,970	1,475,072	983,381	—
Shares sold through shelf offering	—	208,490	191,034	—
Other assets	144,902	252,992	158,559	11,217
Total assets	343,963,180	840,404,843	547,310,246	291,983,630
Liabilities
Borrowings	100,000,000	249,200,000	159,900,000	85,000,000
Unrealized depreciation on interest rate swaps	1,533,315	4,100,038	2,431,534	1,324,233
Payables:
Investments purchased	6,452,188	6,953,676	10,075,594	8,956,170
Common share dividends	1,464,509	3,487,625	2,388,136	1,155,574
Unfunded senior loans	2,075,000	3,400,000	1,825,000	—
Accrued expenses:
Interest on borrowings	39,977	87,456	63,923	18,118
Management fees	230,248	562,734	334,800	194,660
Shelf offering costs	12,000	18,291	15,075	—
Other	289,987	477,131	337,581	170,075
Total liabilities	112,097,224	268,286,951	177,371,643	96,818,830
Net assets applicable to Common shares	$231,865,956	$572,117,892	$369,938,603	$195,164,800
Common shares outstanding	32,788,814	48,199,247	31,243,658	10,011,702
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$7.07	$11.87	$11.84	$19.49
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$327,888	$481,992	$312,437	$100,117
Paid-in surplus	280,594,059	678,681,000	434,751,632	190,726,379
Undistributed (Over-distribution of) net investment income	448,863	3,281,455	2,596,681	376,038
Accumulated net realized gain (loss)	(38,491,830)	(91,660,847)	(57,715,498)	(133,681)
Net unrealized appreciation (depreciation)	(11,013,024)	(18,665,708)	(10,006,649)	4,095,947
Net assets applicable to Common shares	$231,865,956	$572,117,892	$369,938,603	$195,164,800
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Year Ended July 31, 2012

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Investment Income
Interest and dividends	$21,867,536	$57,081,431	$39,588,581	$17,860,231
Fees	655,767	1,358,252	927,069	1,086,360
Other	—	73,216	48,811	—
Total investment income	22,523,303	58,512,899	40,564,461	18,946,591
Expenses
Management fees	2,495,260	6,299,145	3,970,045	2,136,445
Shareholders' servicing agent fees and expenses	3,463	1,524	1,005	37
Interest expense on borrowings	1,047,236	2,816,160	1,666,348	883,684
Custodian's fees and expenses	127,837	261,721	173,170	68,717
Trustees' fees and expenses	9,300	23,496	14,699	7,964
Professional fees	111,384	117,566	80,676	164,796
Shareholders' reports — printing and mailing expenses	118,544	174,641	133,552	11,718
Stock exchange listing fees	14,396	16,898	9,615	4,919
Investor relations expense	34,462	76,173	47,884	25,718
Other expenses	74,155	163,944	58,509	7,038
Total expenses before custodian fee credit and expense reimbursement	4,036,037	9,951,268	6,155,503	3,311,036
Custodian fee credit	(53)	(138)	(32)	(10,287)
Expense reimbursement	—	(402,566)	(336,919)	—
Net expenses	4,035,984	9,548,564	5,818,552	3,300,749
Net investment income (loss)	18,487,319	48,964,335	34,745,909	15,645,842
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	304,709	(1,234,209)	(2,142,143)	(450,347)
Swaps	(569,750)	(1,523,493)	(903,510)	(312,485)
Change in net unrealized appreciation (depreciation) of: Investments	(1,863,555)	(7,489,327)	(3,638,774)	3,994,309
Swaps	(584,340)	(1,567,786)	(926,647)	(677,310)
Net realized and unrealized gain (loss)	(2,712,936)	(11,814,815)	(7,611,074)	2,554,167
Net increase (decrease) in net assets applicable to Common shares from operations	$15,774,383	$37,149,520	$27,134,835	$18,200,009

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS

	Senior Income (NSL)		Floating Rate Income (JFR)
	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	Year Ended 7/31/11
Operations
Net investment income (loss)	$18,487,319	$19,717,933	$48,964,335	$50,914,801
Net realized gain (loss) from: Investments	304,709	3,010,063	(1,234,209)	4,206,927
Swaps	(569,750)	(149,932)	(1,523,493)	(400,915)
Change in net unrealized appreciation (depreciation) of: Investments	(1,863,555)	2,599,252	(7,489,327)	8,058,794
Swaps	(584,340)	(948,975)	(1,567,786)	(2,532,252)
Net increase (decrease) in net assets applicable to Common shares from operations	15,774,383	24,228,341	37,149,520	60,247,355
Distributions to Common Shareholders
From net investment income	(17,332,787)	(15,179,179)	(46,152,786)	(32,674,675)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(17,332,787)	(15,179,179)	(46,152,786)	(32,674,675)
Capital Share Transactions
Common shares:
Proceeds from sales, net of offering costs	—	—	—	—
Proceeds from shelf offering, net of offering costs	5,291,150	15,529,453	648,718	9,821,151
Net proceeds from shares issued to shareholders due to reinvestment of distributions	147,415	146,622	53,039	569,176
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	5,438,565	15,676,075	701,757	10,390,327
Net increase (decrease) in net assets applicable to Common shares	3,880,161	24,725,237	(8,301,509)	37,963,007
Net assets applicable to Common shares at the beginning of period	227,985,795	203,260,558	580,419,401	542,456,394
Net assets applicable to Common shares at the end of period	$231,865,956	$227,985,795	$572,117,892	$580,419,401
Undistributed (Over-distribution of) net investment income at the end of period	$448,863	$401,253	$3,281,455	$6,043,312

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (continued)

	Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	For the period 5/25/11 (Commencement of Operations) through 7/31/11
Operations
Net investment income (loss)	$34,745,909	$32,744,605	$15,645,842	$501,219
Net realized gain (loss) from: Investments	(2,142,143)	4,037,396	(450,347)	23,462
Swaps	(903,510)	(237,763)	(312,485)	—
Change in net unrealized appreciation (depreciation) of: Investments	(3,638,774)	5,449,298	3,994,309	778,948
Swaps	(926,647)	(1,504,887)	(677,310)	—
Net increase (decrease) in net assets applicable to Common shares from operations	27,134,835	40,488,649	18,200,009	1,303,629
Distributions to Common Shareholders
From net investment income	(30,865,165)	(23,158,918)	(14,029,738)	(1,135,596)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(30,865,165)	(23,158,918)	(14,029,738)	(1,135,596)
Capital Share Transactions
Common shares:
Proceeds from sales, net of offering costs	—	—	—	190,600,000
Proceeds from shelf offering, net of offering costs	8,615,279	25,205,303	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	171,001	211,900	126,221	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	8,786,280	25,417,203	126,221	190,600,000
Net increase (decrease) in net assets applicable to Common shares	5,055,950	42,746,934	4,296,492	190,768,033
Net assets applicable to Common shares at the beginning of period	364,882,653	322,135,719	190,868,308	100,275
Net assets applicable to Common shares at the end of period	$369,938,603	$364,882,653	$195,164,800	$190,868,308
Undistributed (Over-distribution of) net investment income at the end of period	$2,596,681	$3,540,023	$376,038	$(634,319)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Year Ended July 31, 2012

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$15,774,383	$37,149,520	$27,134,835	$18,200,009
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(220,804,418)	(470,180,374)	(438,407,764)	(219,724,560)
Proceeds from sales and maturities of investments	181,697,601	421,998,639	388,887,590	142,201,400
Payment-in-kind distributions	(121,975)	(197,077)	(63,603)	(109,195)
Proceeds from (Purchases of) short-term investments, net	10,506,564	16,003,630	9,908,503	(10,604,701)
Proceeds from (Payments for) swap contracts, net	(569,750)	(1,523,493)	(903,510)	(312,485)
Amortization (Accretion) of premiums and discounts, net	(4,246,790)	(10,717,551)	(7,939,644)	(2,284,504)
(Increase) Decrease in:
Receivable for interest	(242,568)	(561,428)	(434,949)	(665,105)
Receivable for investments sold	8,984,440	27,501,272	14,168,391	499,319
Receivable for matured senior loans	24,711	(73,216)	(48,810)	—
Receivable for shares sold through shelf offering	3,424	(208,490)	(191,034)	—
Other assets	36,802	113,550	56,093	(11,217)
Increase (Decrease) in:
Payable for investments purchased	(8,687,732)	(35,022,310)	(17,612,924)	(58,072,161)
Payable for unfunded senior loans	2,075,000	3,400,000	1,825,000	—
Accrued interest on borrowings	26,317	47,216	42,262	18,118
Accrued management fees	18,061	73,768	53,174	60,537
Accrued other expenses	(66,882)	(43,902)	(44,234)	61,216
Net realized (gain) loss from:
Investments	(304,709)	1,234,209	2,142,143	450,347
Swaps	569,750	1,523,493	903,510	312,485
Paydowns	(543,497)	(4,083,382)	(3,953,867)	(236,427)
Change in net unrealized (appreciation) depreciation of:
Investments	1,863,555	7,489,327	3,638,774	(3,994,309)
Swaps	584,340	1,567,786	926,647	677,310
Taxes paid on undistributed capital gains	(9,026)	(33,571)	(24,634)	—
Proceeds from litigation settlement	3,543	—	—	—
Net cash provided by (used in) operating activities	(13,428,856)	(4,542,384)	(19,938,051)	(133,533,923)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred shelf offering costs	36,585	138,135	40,899	—
Increase (Decrease) in:
Accrued shelf offering costs	12,000	12,000	12,000	—
Borrowings	26,050,000	51,460,000	42,630,000	85,000,000
Cash distributions paid to Common shareholders	(17,009,529)	(45,469,554)	(30,310,127)	(13,865,096)
Proceeds from shelf offering, net of offering costs	5,291,150	648,718	8,615,279	—
Net cash provided by (used in) financing activities	14,380,206	6,789,299	20,988,051	71,134,904
Net Increase (Decrease) in Cash	951,350	2,246,915	1,050,000	(62,399,019)
Cash at the beginning of period	270,001	600,000	400,000	63,913,425
Cash at the End of Period	$1,221,351	$2,846,915	$1,450,000	$1,514,406

Supplemental Disclosure of Cash Flow Information

Cash paid by Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Short Duration Credit Opportunities (JSD) for interest on borrowings during the fiscal year ended July 31, 2012, was $912,882, $2,473,225, $1,452,402 and $789,291, respectively.

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $147,415, $53,039, $171,001 and $126,221 for Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Short Duration Credit Opportunities (JSD), respectively.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)	Distributions from Capital Gains to Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Offering Costs and Preferred Share Underwriting Discounts	Discount from Shares Repurchased and Retired		Premium from Common Shares Sold through Shelf Offering		Ending Common Share Net Asset Value	Ending Market Value
Senior Income (NSL)
Year Ended 7/31:
2012	$7.12	$.57	$(.10)	$—	$—	$0.47	$(.54)	$—	$(.54)	$—	$—		$.02		$7.07	$7.29
2011	6.81	.64	.09	—	—	0.73	(.49)	—	(.49)	—	—		.07		7.12	6.99
2010	5.70	.37	1.20	— *	—	1.57	(.46)	—	(.46)	—	—		—		6.81	6.95
2009	7.18	.45	(1.46)	(.02)	—	(1.03)	(.45)	—	(.45)	—	—		—		5.70	5.15
2008	8.00	.72	(.83)	(.07)	—	(.18)	(.64)	—	(.64)	—	—		—		7.18	6.18
Floating Rate Income (JFR)
Year Ended 7/31:
2012	12.06	1.02	(.25)	—	—	.77	(.96)	—	(.96)	—	—		—	*	11.87	11.78
2011	11.47	1.07	.19	—	—	1.26	(.69)	—	(.69)	—	—		.02		12.06	11.41
2010	9.76	.82	1.47	— *	—	2.29	(.58)	—	(.58)	—	—	*	—		11.47	11.20
2009	11.83	.71	(2.07)	(.07)	—	(1.43)	(.64)	—	(.64)	—	—	*	—		9.76	8.37
2008	13.08	1.40	(1.20)	(.37)	—	(.17)	(1.08)	—	(1.08)	—	—		—		11.83	10.19

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to Preferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Preferred shares and/or borrowings, where applicable.

  • Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

  • Each ratio includes the effect of all interest expense and other costs related to borrowings, where applicable, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Senior Income (NSL)		Floating Rate Income (JFR)
Year Ended 7/31:		Year Ended 7/31:
2012	.47%	2012	.51%
2011	.49	2011	.52
2010	.86	2010	.78
2009	1.83	2009	1.64
2008	2.26	2008	.35

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)		Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)			Preferred Shares at the End of Period			Borrowings at the End of Period
	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses	Net Investment Income (Loss)(f)	Expenses	Net Investment Income (Loss)(f)	Portfolio Turnover Rate	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Senior Income (NSL)
Year Ended 7/31:
2012	12.78%	7.34%	$231,866	1.82%	8.34%	N/A	N/A	64%	$—	$—	$—	$100,000	$3,319
2011	7.72	12.01	227,986	1.78	8.99	N/A	N/A	100	—	—	—	73,950	4,083
2010	44.83	28.15	203,261	2.18	5.61	2.17%	5.62%	68	—	—	—	73,950	3,749
2009	(6.83)	(12.25)	169,917	3.50	9.39	3.39	9.50	48	26,000	25,000	188,381	32,900	6,955
2008	(16.31)	(2.32)	214,311	3.88	9.38	3.69	9.57	50	46,000	25,000	141,473	90,000	3,892
Floating Rate Income (JFR)
Year Ended 7/31:
2012	12.43	6.91	572,118	1.79	8.72	1.72	8.80	57	—	—	—	249,200	3,296
2011	7.96	11.31	580,419	1.72	8.74	1.54	8.92	99	—	—	—	197,740	3,935
2010	41.48	23.85	542,456	2.03	7.14	1.74	7.42	51	—	—	—	197,740	3,743
2009	(9.82)	(10.37)	463,026	3.25	8.27	2.79	8.74	38	105,000	25,000	135,244	38,500	15,754
2008	(13.07)	(1.43)	560,473	2.04	10.71	1.50	11.25	30	165,000	25,000	109,920	235,000	4,087

(e)  After expense reimbursement from the Adviser, where applicable. As of October 31, 2009, the Adviser is no longer reimbursing Senior Income (NSL) for any fees or expenses. As of March 31, 2012, the Adviser is no longer reimbursing Floating Rate Income (JFR) for any fees or expenses.

(f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans as described in Footnote 1—General Information and Significant Accounting Policies, Matured Senior Loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)		Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(g)
Senior Income (NSL)		Floating Rate Income (JFR)
Year Ended 7/31:		Year Ended 7/31:
2012	(.01)%	2012	.01%
2011	.02	2011	.02
2010	.09	2010	.08
2009	—	2009	—
2008	—	2008	—

(g)  The Fund had no matured senior loans prior to the fiscal year ended July 31, 2010.

*  Rounds to less than $.01 per share.

N/A  Fund no longer has a contractual expense reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Financial

HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Preferred Share- holders(b)	Distributions from Capital Gains to Preferred Share- holders(b)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Offering Costs and Preferred Share Underwriting Discounts	Discount from Shares Repurchased and Retired		Premium from Common Shares Sold through Shelf Offering	Ending Common Share Net Asset Value	Ending Market Value
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2012	$11.96	$1.13	$(.26)	$—	$—	$.87	$(1.01)	$—	$(1.01)	$—	$—		$.02	$11.84	$12.09
2011	11.34	1.12	.22	—	—	1.34	(.79)	—	(.79)	—	—		.07	11.96	11.46
2010	9.54	1.01	1.50	— *	—	2.51	(.71)	—	(.71)	—	—	*	—	11.34	11.64
2009	11.75	.73	(2.15)	(.07)	—	(1.49)	(.72)	—	(.72)	—	—	*	—	9.54	8.35
2008	13.14	1.41	(1.29)	(.37)	—	(.25)	(1.14)	—	(1.14)	—	—		—	11.75	10.06
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2012	19.08	1.56	.25	—	—	1.81	(1.40)	—	(1.40)	—	—		—	19.49	19.54
2011 (g)	19.10	.05	.08	—	—	.13	(.11)	—	(.11)	(.04)	—		—	19.08	18.37

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to Preferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Preferred shares and/or borrowings, where applicable.

  • Ratios do not reflect the effect of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

  • Each ratio includes the effect of all interest expense and other costs related to borrowings, where applicable, as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
Year Ended 7/31:		Year Ended 7/31:
2012	.47%	2012	.47%
2011	.49	2011(g)	—
2010	.86
2009	1.65
2008	.35

Nuveen Investments

				Ratios/Supplemental Data
		Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)			Preferred Shares at the End of Period			Borrowings at the End of Period
		Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)(f)		Expenses	Net Investment Income (Loss)(f)	Portfolio Turnover Rate	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Floating Rate Income Opportunity (JRO)
Year Ended 7/31:
2012		15.20%	8.03%	$369,939	1.74%		9.75%		1.65%	9.85%	85%	$—	$—	$—	$159,900	$3,314
2011		5.20	12.77	364,883	1.75		9.19		1.56	9.38	101	—	—	—	117,270	4,111
2010		49.00	26.66	322,136	2.14		8.95		1.84	9.25	58	—	—	—	117,270	3,747
2009		(7.35)	(10.57)	271,125	3.35		8.74		2.86	9.23	41	60,000	25,000	137,969	37,350	9,865
2008		(14.88)	(1.99)	334,040	2.06		10.88		1.55	11.38	33	100,000	25,000	108,510	140,000	4,100
Short Duration Credit Opportunities (JSD)
Year Ended 7/31:
2012		14.77	9.96	195,165	1.75		8.25		N/A	N/A	62	—	—	—	85,000	3,296
2011	(g)	(7.58)	.49	190,868	1.16	**	1.52	**	N/A	N/A	5	—	—	—	—	—

(e)  After expense reimbursement from the Adviser, where applicable. As of July 31, 2012, the Adviser is no longer reimbursing Floating Rate Income Opportunity for any fees or expenses.

(f)  Each Ratio of Net Investment Income (Loss) includes the effect of the increase (decrease) of the net realizable value of the receivable for matured senior loans as described in Footnote 1—General Information and Significant Accounting Policies, Matured Senior Loans. The increase (decrease) to the Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares were as follows:

Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)		Increase (Decrease) to Ratios of Net Investment Income (Loss) to Average Net Assets Applicable to Common Shares(h)
Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
Year Ended 7/31:		Year Ended 7/31:
2012	.01%	2012	—
2011	.02	2011(g)	—
2010	.09
2009	—
2008	—

(g)  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

(h)  Floating Rate Income Opportunity (JRO) had no matured senior loans prior to the fiscal year ended July 31, 2010. Short Duration Credit Opportunities (JSD) has not had any matured senior loans since its commencement of operations on May 25, 2011.

N/A  Fund does not have a contractual expense reimbursement with the Adviser.

*  Rounds to less than $.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding Common share New York Stock Exchange ("NYSE") symbols are Nuveen Senior Income Fund (NSL), Nuveen Floating Rate Income Fund (JFR), Nuveen Floating Rate Income Opportunity Fund (JRO) and Nuveen Short Duration Credit Opportunities Fund (JSD) (each a "Fund" and collectively, the "Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Prior to commencement of operations, Short Duration Credit Opportunities (JSD) had no operations other than those related to organizational matters, the initial capital contribution of $100,275 to the Fund by Nuveen Fund Advisors, Inc. (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the Fund's organizational expenses ($11,000) and its reimbursement by the Adviser.

Senior Income's (NSL) investment objective is to achieve a high level of current income, consistent with capital preservation. The Fund invests 80% of its total assets in adjustable rate senior secured loans. The Fund may invest up to 20% of its total assets in U.S. dollar-denominated senior loans of non-U.S. borrowers, senior loans that are not secured, other debt securities, and equity securities and warrants acquired in connection with the Fund's investment in senior loans.

Floating Rate Income's (JFR) investment objective is to achieve a high level of current income. The Fund invests at least 65% of its managed assets (as defined in Footnote 7—Management Fees and Other Transactions with Affiliates) in adjustable rate senior loans that are secured by specific collateral. The Fund may invest a substantial portion of its managed assets in senior loans and other debt instruments that are, at the time of investment, rated below investment grade or are unrated but judged to be of comparable quality by the Fund's sub-adviser Symphony Asset Management, LLC ("Symphony"), an affiliate of Nuveen.

Floating Rate Income Opportunity's (JRO) investment objective is to achieve a high level of current income. The Fund invests at least 80% of its managed assets in adjustable rate loans, primarily secured senior loans. As part of the 80% requirement, the Fund also may invest in unsecured senior loans and secured and unsecured subordinated loans. The Fund invests at least 65% of its managed assets in adjustable rate senior loans that are secured by specific collateral.

Short Duration Credit Opportunities' (JSD) investment objective is to provide current income and the potential for capital appreciation. The Fund seeks to achieve its objective by primarily investing in a blended portfolio of below investment grade adjustable rate corporate debt instruments, including senior secured loans, second lien loans and other adjustable rate corporate debt instruments. Under normal market circumstances the Fund will invest at least 70% of its managed assets in adjustable rate senior loans and second lien loans. The Fund may make limited tactical investments in high yield debt and other debt instruments of up to 30% of its managed assets. No more than 20% of the Fund's managed assets may be invested in debt instruments that are, at the time of investment, rated CCC+ or Caa or below by any Nationally Recognized Statistical Rating Organization or that are unrated but judged by the Fund's sub-adviser, Symphony, to be of comparable quality. The Fund may enter into tactical short positions consisting primarily of high yield debt, either directly or through the use of derivatives, including credit default swaps, creating investment exposure or hedging existing long (positive) investment exposure in a notional amount up to 20% of its managed assets. Initially, these short positions will not increase the Fund's leverage ratio or overall investment exposure because the Fund will not use any proceeds or cash from short sales to invest in additional securities. The Fund may invest up to 20% of its managed assets in debt instruments of non-U.S. issuers that are U.S. dollar or non-U.S. dollar denominated. The Fund's investments in debt instruments of non-U.S. issuers may include debt instruments of issuers located, or conducting their business, in emerging markets countries.

Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Prices of fixed-income securities, senior loans and swap contracts are provided by a pricing service approved by the Funds' Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income instruments, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds' Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds' Board of Trustees or its designee.

Refer to Footnote 2—Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2012, Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Short Duration Credit Opportunities (JSD) had

Nuveen Investments

outstanding when-issued/delayed delivery purchase commitments of $6,452,188, $6,951,844, $10,075,594 and $6,391,773, respectively.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies ("RICs"). Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. GAAP.

Preferred Shares

The Funds are authorized to issue Preferred shares. As of July 31, 2010, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) redeemed all of their outstanding Preferred shares, at liquidation values of $46,000,000, $400,000,000 and $240,000,000, respectively. Short Duration Credit Opportunities (JSD) has not issued Preferred shares since its commencement of operations on May 25, 2011.

Matured Senior Loans

Each Fund may hold senior loans which have matured prior to the end of the current fiscal period. The net realizable value for matured senior loans is recognized on the Statement of Assets and Liabilities as a component of "Receivable for matured senior loans." The net increase or decrease in the net realizable value of the receivable for matured senior loans during the current fiscal period is recognized on the Statement of Operations as a component of "Other income" or "Other expenses," respectively, when applicable.

Swap Contracts

Each Fund is authorized to enter into swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Interest Rate Swap Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and policies in an attempt to obtain a desired return at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds' portfolios of investments may be identified as collateral in accordance with the terms of the respective swap contract. Interest rate swap contracts involve the exchange by a Fund with another party of their

Nuveen Investments

respective commitments to pay or receive interest (i.e., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal). Interest rate swap contracts are valued daily. The Funds accrue daily the periodic payments expected to be paid and received on each interest rate swap contract and recognize the daily change in the market value of the Funds' contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps". Income received or paid by the Funds is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Funds' basis in the interest rate swap and the proceeds from (or cost of) the closing transaction. The amount of the payment obligation is based on the notional amount of the interest rate swap contract. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the fiscal year ended July 31, 2012, Senior Income (NSL), Floating Rate Income (JFR), Floating Rate Income Opportunities (JRO) and Short Duration Credit Opportunities (JSD) were invested in interest rate swap contracts to partially fix the interest cost of leverage, which each Fund uses through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the fiscal year ended July 31, 2012, was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Average notional amount of interest rate swap contracts outstanding*	$48,067,500	$128,531,000	$76,225,500	$42,000,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Credit Default Swaps

Each Fund is subject to credit risk in the normal course of pursuing its investment objectives. A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer's default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. As a purchaser of a credit default swap contract, the Fund pays to the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily and recognized with the daily change in the market value of the contract as a component of "Unrealized appreciation or depreciation on credit default swaps (, net)" on the Statement of Assets and Liabilities and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of "Credit default swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. As a seller of a credit default swap contract, the Fund generally receives from the counterparty a periodic interest fee based on the notional amount of the credit default swap. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain or loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received and the notional amount paid is recorded as a realized loss. Changes in the value of a credit default swap during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps," and realized gains and losses are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations. The maximum potential amount of future payments the Fund could incur as a seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the fiscal year ended July 31, 2012, Short Duration Credit Opportunities (JSD) continued to invest in credit default swap contracts to provide a benefit if particular bonds' credit quality worsened. The Fund does not hold other securities issued by the issuers referenced under these credit default swap contracts.

Nuveen Investments

The average notional amount of credit default swap contracts outstanding during the fiscal year ended July 31, 2012, was as follows:

Short Duration Credit Opportunites (JSD)
Average notional amount of credit default swap contracts outstanding*	$7,850,000

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3—Derivative Instruments and Hedging Activities for further details on swap contract activity.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Common Shares Shelf Offering and Shelf Offering Costs

Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) have filed registration statements with the Securities and Exchange Commission ("SEC") through their ongoing shelf offerings, which became effective with the SEC during the fiscal year ended July 31, 2011, authorizing the Funds to issue an additional Common shares through an equity shelf offering. Under these equity shelf programs, the Funds, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above each Fund's net asset value (NAV) per Common share.

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)
	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	Year Ended 7/31/11
Authorized shares	2,900,000	2,900,000	4,700,000	4,700,000	2,800,000	2,800,000
Common shares issued	759,751	2,140,249	54,809	796,632	731,647	2,068,353
Offering proceeds, net of offering costs	$5,291,150	$15,529,453	$648,718	$9,821,151	$8,615,279	$25,205,303

Nuveen Investments

Costs incurred by the Funds in connection with their initial shelf offerings are recorded as a deferred charge which are amortized over the period such additional Common shares are sold not to exceed the one-year life of the shelf offering period. Shelf offering costs, and any additional costs the Funds may incur in connection with these shelf offerings, are expensed as incurred.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Senior Income (NSL)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$294,700,343	$—	$294,700,343
Common Stocks	—	4,410,408	—	4,410,408
Convertible Bonds	—	839,375	—	839,375
Corporate Bonds	—	29,659,648	—	29,659,648
Short-Term Investments:
Repurchase Agreements	—	7,483,426	—	7,483,426
Derivatives:
Interest Rate Swaps**	—	(1,533,315)	—	(1,533,315)
Total	$—	$335,559,885	$—	$335,559,885
Floating Rate Income (JFR)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$702,819,240	$—	$702,819,240
Common Stocks	—	15,015,133	—	15,015,133
Convertible Bonds	—	1,829,375	—	1,829,375
Corporate Bonds	—	59,435,972	—	59,435,972
Asset-Backed Securities	—	19,310,018	—	19,310,018
Investment Companies	12,567,954	—	—	12,567,954
Short-Term Investments:
Repurchase Agreements	—	14,170,021	—	14,170,021
Derivatives:
Interest Rate Swaps**	—	(4,100,038)	—	(4,100,038)
Total	$12,567,954	$808,479,721	$—	$821,047,675
Floating Rate Income Opportunity (JRO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$450,008,473	$—	$450,008,473
Common Stocks	—	9,431,335	—	9,431,335
Convertible Bonds	—	1,533,125	—	1,533,125
Corporate Bonds	—	49,515,861	—	49,515,861
Asset-Backed Securities	—	16,262,887	—	16,262,887
Short-Term Investments:
Repurchase Agreements	—	9,226,238	—	9,226,238
Derivatives:
Interest Rate Swaps**	—	(2,431,534)	—	(2,431,534)
Total	$—	$533,546,385	$—	$533,546,385

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

Nuveen Investments

Short Duration Credit Opportunities (JSD)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Variable Rate Senior Loan Interests	$—	$235,477,002	$—	$235,477,002
Corporate Bonds	—	35,270,625	—	35,270,625
Short-Term Investments:
Repurchase Agreements	—	10,604,701	—	10,604,701
Derivatives:
Interest Rate Swaps**	—	(1,324,233)	—	(1,324,233)
Credit Default Swaps**	—	646,923	—	646,923
Total	$—	$280,675,018	$—	$280,675,018

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer's financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts' research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Funds were invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1—General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of July 31, 2012, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

Senior Income (NSL)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(1,533,315)

Nuveen Investments

Floating Rate Income (JFR)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(4,100,038)

Floating Rate Income Opportunity (JRO)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(2,431,534)

Short Duration Credit Opportunities (JSD)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps*	$(1,324,233)
Credit	Swaps	Unrealized appreciation on credit default swaps*	681,936	—	—
Credit	Swaps	Unrealized appreciation on credit default swaps*	(35,013)	—	—
Total			$646,923		$(1,324,233)

*  Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities but is not reflected in the cumulative gross appreciation (depreciation) presented above.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2012, on derivative instruments, as well as the primary risk exposure associated with each.

Net Realized Gain (Loss) from Swaps	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Risk Exposure
Interest Rate	$(569,750)	$(1,523,493)	$(903,510)	$(342,817)
Credit	—	—	—	30,332
Total	$(569,750)	$(1,523,493)	$(903,510)	$(312,485)
Change in Net Unrealized Appreciation (Depreciation) of Swaps	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Risk Exposure
Interest Rate	$(584,340)	$(1,567,786)	$(926,647)	$(1,324,233)
Credit	—	—	—	646,923
	$(584,340)	$(1,567,786)	$(926,647)	$(677,310)

Nuveen Investments

4. Fund Shares

Common Shares

During the fiscal year ended July 31, 2012, Short Duration Credit Opportunities' (JSD) Board of Trustees approved the Fund's participation in a share repurchase program, under which the Fund may repurchase up to 10% of its outstanding common shares.

Transactions in Common shares were as follows:

	Senior Income (NSL)		Floating Rate Income (JFR)		Floating Rate Income Opportunity (JRO)		Short Duration Credit Opportunities (JSD)
	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	Year Ended 7/31/11	Year Ended 7/31/12	For the period 5/25/11 (commencement of operations) through 7/31/11
Common shares:
Sold	—	—	—	—	—	—	—	10,000,000
Sold through shelf offering	759,751	2,140,249	54,809	796,632	731,647	2,068,353	—	—
Issued to shareholders due to reinvestment of distributions	21,335	20,595	4,423	46,347	14,800	17,824	6,452	—
Repurchased and retired	—	—	—	—	—	—	—	N/A
Total	781,086	2,160,844	59,232	842,979	746,447	2,086,177	6,452	10,000,000
Weighted average Common share:
Premium to NAV per shelf offering share sold	1.69%	4.12%	1.14%	1.50%	1.53%	2.97%	—	—
Price per share repurchased and retired	$—	$—	$—	$—	$—	$—	$—	$—
Discount per share repurchased and retired	—	—	—	—	—	—	—	—

N/A – Short Duration Credit Opportunities (JSD) was not authorized to repurchase its outstanding common shares during the period May 25, 2011 (commencement of operations) through July 31, 2011.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2012, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Purchases	$220,804,418	$470,180,374	$438,407,764	$219,724,560
Sales and maturities	181,697,601	421,998,639	388,887,590	142,201,400

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing certain gains and losses on investment transactions and, for Floating Rate Income (JFR), Floating Rate Income Opportunity (JRO) and Short Duration Credit Opportunities (JSD), recognition of premium amortization. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments

At July 31, 2012, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Cost of investments	$346,684,129	$840,183,554	$543,809,659	$276,692,807
Gross unrealized:
Appreciation	$8,037,998	$19,405,488	$13,919,180	$7,365,922
Depreciation	(17,628,927)	(34,441,329)	(21,750,920)	(2,706,401)
Net unrealized appreciation (depreciation) of investments	$(9,590,929)	$(15,035,841)	$(7,831,740)	$4,659,521

Permanent differences, primarily due to federal taxes paid, paydowns, bond premium adjustments and treatment of notional principal contracts, resulted in reclassifications among the Funds' components of Common share net assets at July 31, 2012, the Funds' tax year end, as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Paid-in-surplus	$(9,026)	$(33,571)	$(24,634)	$—
Undistributed (Over-distribution of) net investment income	(1,106,923)	(5,573,406)	(4,824,086)	(605,747)
Accumulated net realized gain (loss)	1,115,949	5,606,977	4,848,720	605,747

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2012, the Funds' tax year end, were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Undistributed net ordinary income *	$2,063,354	$7,250,492	$5,279,429	$1,689,034
Undistributed net long-term capital gains	—	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2012, paid on August 1, 2012.

The tax character of distributions paid during the Funds' tax years ended July 31, 2012 and July 31, 2011, was designated for purposes of the dividends paid deduction as follows:

2012	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)
Distributions from net ordinary income *	$17,152,683	$45,574,781	$30,481,222	$13,918,877
Distributions from net long-term capital gains	—	—	—	—

Nuveen Investments

2011	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)	Short Duration Credit Opportunities (JSD)**
Distributions from net ordinary income *	$15,063,956	$32,126,213	$22,894,559	$—
Distributions from net long-term capital gains	—	—	—	—

*  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

**  For the period May 25, 2011 (commencement of operations) through July 31, 2011.

At July 31, 2012, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Expiration:
July 31, 2015	$215,819	$2,471,002	$—
July 31, 2016	—	183,234	—
July 31, 2017	8,900,332	21,620,554	11,204,604
July 31, 2018	29,264,459	67,020,214	46,332,843
Total	$38,380,610	$91,295,004	$57,537,447

During the tax year ended July 31, 2012, the Funds utilized capital loss carryforwards as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Utilized capital loss carryforwards	$786,251	$2,592,900	$1,664,573

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds' tax year ended July 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

The Funds have elected to defer losses incurred from November 1, 2011 through July 31, 2012, the Funds' tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Short Duration Credit Opportunities (JSD)
Post-October capital losses	$133,681
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee consists of two components – a fund–level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Senior Income (NSL) Fund-Level Fee Rate
For the first $1 billion	.6500%
For the next $1 billion	.6375
For the next $3 billion	.6250
For the next $5 billion	.6000
For Managed Assets over $10 billion	.5750

Average Daily Managed Assets*	Floating Rate Income (JFR) Floating Rate Income Opportunity (JRO) Fund-Level Fee Rate	Short Duration Credit Opportunities (JSD) Fund-Level Fee Rate
For the first $500 million	.6500%	.6500%
For the next $500 million	.6250	.6375
For the next $500 million	.6000	.6250
For the next $500 million	.5750	.6125
For Managed Assets over $2 billion	.5500	.6000

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute ''eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2012, the complex-level fee rate for these Funds was .1709%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony under which Symphony manages the investment portfolios of the Funds. The Adviser is responsible for overseeing the Funds' investments in interest rate and credit default swap contracts. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Nuveen Investments

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first eight years of Floating Rate Income's (JFR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending March 31,			Year Ending March 31,
2004	*	.32%	2009	.32%
2005		.32	2010	.24
2006		.32	2011	.16
2007		.32	2012	.08
2008		.32

*  From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income (JFR) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Floating Rate Income Opportunity's (JRO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending July 31,			Year Ending July 31,
2004	*	.30%	2009	.30%
2005		.30	2010	.22
2006		.30	2011	.14
2007		.30	2012	.07
2008		.30

*  From the commencement of operations.

The Adviser has not agreed to reimburse Floating Rate Income Opportunity (JRO) for any portion of its fees and expenses beyond July 31, 2012.

During the fiscal year ended July 31, 2012, Nuveen Securities, LLC, the Funds' distributor and a wholly-owned subsidiary of Nuveen, received commissions of $10,690, 1,311 and $17,405, related to the sale of Common shares from the shelf offerings of Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO), respectively.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with the custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At July 31, 2012, Senior Income (NSL), Floating Rate Income (JFR) and Floating Rate Income Opportunity (JRO) had unfunded senior loan commitments of $2,075,000, $3,400,000 and $1,825,000, respectively. Short Duration Credit Opportunities (JSD) had no unfunded senior loan commitments as of July 31, 2012.

Participation Commitments

With respect to the senior loans held in each Fund's portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At July 31, 2012, there were no such outstanding participation commitments in any of the Funds.

Nuveen Investments

9. Borrowing Arrangements

The following Funds have entered into a credit agreement ("Borrowings") with an affiliate of Citibank N.A. as a means of financial leverage. Each Fund's maximum commitment amount under its Borrowings is as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$109,000,000	$270,000,000	$173,000,000

As of July 31, 2012, each Fund's outstanding balance on its Borrowings was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Outstanding balance on Borrowings	$100,000,000	$249,200,000	$159,900,000

On May 8, 2012, each Fund amended its Borrowings with Citibank N.A. For the period August 1, 2011 through May 7, 2012, each Fund's maximum commitment amount was as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Maximum commitment amount	$75,500,000	$209,500,000	$120,000,000

During the fiscal year ended July 31, 2012, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Senior Income (NSL)	Floating Rate Income (JFR)	Floating Rate Income Opportunity (JRO)
Average daily balance outstanding	$80,869,672	$215,257,760	$128,720,164
Average annual interest rate	1.16%	1.17%	1.16%

During the period August 1, 2011 through May 7, 2012, interest incurred on these Borrowings was based on a commercial paper rate on the amount borrowed. In addition to the interest expense, each Fund paid a .60% per annum program fee, based on the average daily outstanding balance and a .25% per annum liquidity fee, based on the maximum commitment amount of the Borrowings through the renewal date.

Effective May 8, 2012, interest charged on these Borrowings is based on a .75% per annum drawn fee on the amount borrowed and .15% per annum on the undrawn balance of the maximum commitment amount. Each Fund also incurred a one-time .15% amendment fee on the increase to its maximum commitment amount, which will be fully expensed during the fiscal year ended July 31, 2013.

Nuveen Investments

On August 12, 2011, Short Duration Credit Opportunities (JSD) entered into a credit agreement ("Borrowings") with Bank of America, N.A. ("Bank of America") as a means of financial leverage. The Fund's maximum commitment amount under its Borrowings is as follows:

Short Duration Credit Opportunities (JSD)
Maximum commitment amount	$85,000,000

As of July 31, 2012, the Fund's outstanding balance on its Borrowings was as follows:

Short Duration Credit Opportunities (JSD)
Outstanding balance on Borrowings	$85,000,000

On August 17, 2011, the Fund amended its Borrowings with Bank of America. For the period August 1, 2011 through August 16, 2011, the Fund's maximum commitment amount was as follows:

Short Duration Credit Opportunities (JSD)
Maximum commitment amount	$75,000,000

During the fiscal year ended July 31, 2012, the average daily balance outstanding and average annual interest rate on the Fund's Borrowings were as follows:

Short Duration Credit Opportunities (JSD)
Average daily balance outstanding	$69,781,421
Average annual interest rate	1.16%

Interest is charged on these Borrowings at the 3-Month LIBOR (London Inter-bank Offered Rate) plus .85% per annum on the amount borrowed and .25% per annum on the undrawn balance. The Fund also accrues a commitment fee of .10% per annum on the maximum commitment amount and incurred a one-time .10% ammendment fee on the increased maximum commitment amount, which was fully expensed during the fiscal year ended July 31, 2012.

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amounts and undrawn balances and the one-time amendment fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

10. New Accounting Pronouncements

Financial Accounting Standards Board ("FASB") Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11 ("ASU No. 2011-11") to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting ("netting") on the Statement of Assets and Liabilities. This information will enable users of the entity's financial statements to evaluate the effect or potential effect of netting arrangements on the entity's financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

11. Subsequent Events

On August 17, 2012, Senior Income (NSL) and Floating Rate Income Opportunity (JRO) filed registration statements with the SEC authorizing the Funds to issue an additional 3.2 million and 3.1 million shares, respectively, through their shelf offerings.

Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■ROBERT P. BREMNER

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	219

■JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	219

■WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	219

Nuveen Investments

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■DAVID J. KUNDERT

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	219

■WILLIAM J. SCHNEIDER

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	219

■JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	219

■CAROLE E. STONE

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	219

■VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	219

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

■TERENCE J. TOTH

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	219

Interested Board Member:

■JOHN P. AMBOIAN(2)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	219

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

■GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 222 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management LLC (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	219

Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President 122 (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	117

■CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	117

■MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	219

■LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	219

■STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	219

■SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.	219

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

■WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	219

■TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	219

■KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	219

■KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	219

(1) Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (each, a "Board" and each Trustee, a "Board Member") of the Funds, including the Board Members who are not parties to the Funds' advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreements (each, an "Investment Management Agreement") between each Fund and Nuveen Fund Advisors, Inc. (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between the Advisor and Symphony Asset Management LLC (the "Sub-Advisor") (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds' investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor's investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

personnel. In this regard, the Independent Board Members attended a presentation by the Sub-Advisor in February 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor's integrity and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor's investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team's philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

Nuveen Investments

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds' performance and the applicable investment team. In this regard, the Board reviewed each Fund's total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012 (or for the periods available for the Nuveen Short Duration Credit Opportunities Fund (the "Short Duration Fund"), which did not exist for part of the foregoing time frame).

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Performance Peer Group of the Short Duration Fund was classified as having significant differences from such Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that the Nuveen Senior Income Fund had demonstrated generally favorable performance in comparison to its peers, performing in the top two quartiles, while the Nuveen Floating Rate Income Fund and the Nuveen Floating Rate Income Opportunity Fund lagged their peers somewhat in the short term, but demonstrated more favorable performance in the longer three- and five-year periods, performing in the first quartile. As noted above, the Short Duration Fund had significant differences from its Performance Peer Group. Therefore, the Independent Board Members considered such Fund's performance compared to its benchmark, but recognized that such Fund was relatively new with a shorter performance history available, thereby limiting the ability to make a meaningful assessment of performance.

Based on their review, the Independent Board Members determined that each Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be

Nuveen Investments

higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members observed that each Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements, if any) below its respective peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including separately managed accounts (both retail and institutional accounts), collective trusts, foreign investment funds offered by Nuveen, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts). The Independent Board Members also reviewed the fees the Sub-Advisor assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in

Nuveen Investments

order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that the Advisor has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Advisor may also benefit a Fund and shareholders to the extent the research enhances the ability of the Advisor to manage the Fund. The Independent Board Members noted that the Advisor's profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. The Board considered that the Sub-Advisor currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  CSFB Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Funds' investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

•  Regulatory Leverage: Regulatory leverage consists of preferred shares or debt issued by of the Fund. Both of these are part of a Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

The following federal income tax information is provided with respect to the Funds' distributions paid during the taxable year ended July 31, 2012. NSL, JFR, JRO and JSD hereby designate 97.02%, 96.05%, 97.47% and 94.26%, respectively, (or the maximum amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended July 31, 2012.

Common Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Fund	Common Shares Repurchased
NSL	—
JFR	—
JRO	—
JSD	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $212 billion as of June 30, 2012.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

EAN-B-0712D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN FLOATING RATE INCOME FUND

The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
July 31, 2012	$27,000	$18,000	$0	$8,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2011	$51,100	$32,000	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1) “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

(3) “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) “All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
July 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2011	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
July 31, 2012	$8,000	$0	$0	$8,000
July 31, 2011	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

SYMPHONY ASSET MANAGEMENT LLC

Symphony has adopted and implemented proxy voting guidelines to ensure that proxies are voted in the best interest of its Clients.  These are merely guidelines and specific situations may call for a vote which does not follow the guidelines.  In determining how to vote proxies, Symphony will follow the Proxy Voting Guidelines of the independent third party which Symphony has retained to provide proxy voting services (“Symphony’s Proxy Guidelines”).

Symphony has created a Proxy Voting Committee to periodically review Symphony’s Proxy Guidelines, address conflicts of interest, specific situations and any portfolio manager’s decision to deviate from Symphony’s Proxy Guideline, (including the third party’s guidelines).  Under certain circumstances, Symphony may vote one way for some Clients and another way for other Clients.  For example, votes for a Client who provides specific voting instructions may differ from votes for Clients who do not provide proxy voting instructions.  However, when Symphony has discretion, proxies will generally be voted the same way for all Clients.  In addition, conflicts of interest in voting proxies may arise between Clients, between Symphony and its employees, or a lending or other material relationship.  As a general rule, conflicts will be resolved by Symphony voting in accordance with Symphony’s Proxy Guidelines when:

•                  Symphony manages the account of a corporation or a pension fund sponsored by a corporation in which Clients of Symphony also own stock.  Symphony will vote the proxy for its other Clients in accordance with Symphony’s Proxy Guidelines and will follow any directions from the corporation or the pension plan, if different than Symphony’s Proxy Guidelines;

•                  An employee or a member of his/her immediate family is on the Board of Directors or a member of senior management of the company that is the issuer of securities held in Client’s account;

•                  Symphony has a borrowing or other material relationship with a corporation whose securities are the subject of the proxy.

Proxies will always be voted in the best interest of Symphony’s Clients.  Those situations that do not fit within the general rules for the resolution of conflicts of interest will be reviewed by the Proxy Voting Committee.  The Proxy Voting Committee, after consulting with senior management, if appropriate, will determine how the proxy should be voted.  For example, when a portfolio manager decides not to follow Symphony’s Proxy Guidelines, the Proxy Voting Committee will review a portfolio manager’s recommendation and determine how to vote the proxy.  Decisions by the Proxy Voting Committee will be documented and kept with records related to the voting of proxies.  A summary of specific votes will be retained in accordance with Symphony’s Books and Records Requirements which are set forth Symphony’s Compliance Manual and Code of Ethics.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Symphony Asset Management LLC (“Symphony”, also referred to as “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers of the Sub-Adviser.

SYMPHONY ASSET MANAGEMENT LLC

A. PORTFOLIO MANAGER BIOGRAPHIES

The following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

•                  Gunther Stein, Chief Investment Officer and Chief Executive Officer, Portfolio Manager

•                  Scott Caraher, Portfolio Manager

Gunther Stein is Chief Investment Officer and Chief Executive Office at Symphony.  Mr. Stein is responsible for leading Symphony’s fixed-income and equity investments strategies and research and overseeing firm trading. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo Bank, where he managed a high yield portfolio, was responsible for investing in public high yield bonds and bank loans and managed a team of credit analysts.

Scott Caraher is a member of Symphony’s fixed-income team and his responsibilities include portfolio management and trading for Symphony’s bank loan strategies and credit and equity research for its fixed-income strategies.  Prior to joining Symphony in 2002, Mr. Caraher was an Investment Banking Analyst in the industrial group at Deutsche Banc Alex Brown in New York.

B. OTHER ACCOUNTS

OTHER ACCOUNTS MANAGED BY Gunther Stein as of 7/31/12

(a) RICs
Number of accts	17
Assets	$1.665 billion

(b) Other pooled accts
Non-performance fee accts
Number of accts	15
Assets	$55.77 million
Performance fee accts
Number of accts	22
Assets	$1.616 billion

(c) Other
Non-performance fee accts
Number of accts	6
Assets	$102.692 million
Performance fee accts
Number of accts	5
Assets	$157.956 million

OTHER ACCOUNTS MANAGED BY Scott Caraher as of 7/31/12

(a) RICs
Number of accts	6
Assets	$450.860 million

(b) Other pooled accts
Non-performance fee accts
Number of accts	0
Assets	$0
Performance fee accts
Number of accts	12
Assets	$1.509 billion

(c) Other
Non-performance fee accts
Number of accts	4
Assets	$96.494 million
Performance fee accts
Number of accts	0
Assets	$0

C. POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Sub-adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Sub-adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D. FUND MANAGER COMPENSATION

Symphony investment professionals receive compensation based on three elements: fixed-base salary, participation in a bonus pool and certain long-term incentives.

The fixed-base salary is set at a level determined by Symphony and is reviewed periodically to ensure that it is competitive with base salaries paid by similar financial services companies for persons playing similar roles.

The portfolio manager is also eligible to receive an annual bonus from a pool based on Symphony’s aggregate asset-based and performance fees after all operating expenses. The level of this bonus to each individual portfolio manager is determined by senior management’s assessment of the team’s performance, and the individual’s

contribution to and performance on that team.   Factors considered in that assessment include the total return and risk-adjusted total return performance of the accounts for which the individual serves as portfolio manager relative to any benchmarks established for those accounts; the individual’s effectiveness in communicating investment performance to investors and/or their advisors; and the individual’s contribution to the firm’s overall investment process and to the execution of investment strategies.  The portfolio manager also receives long-term incentives tied to the performance and growth of Symphony.

E. OWNERSHIP OF JFR SECURITIES AS OF JULY 31, 2012

Name of Portfolio Manager	Dollar range of equity securities beneficially owned in Fund
Gunther Stein	$10,001-$50,000
Scott Caraher	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Floating Rate Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: October 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 5, 2012

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 5, 2012